Supplement to Prospectus

By Supplement to Prospectus ("sticker") dated March 13, 1996, Ameritas Variable Life Insurance Company discloses the following:

On February 27, 1996, AVLIC determined to postpone the merger with Ameritas Life Insurance Corp. ("Ameritas Life") indefinitely.

On March 11, 1996, Ameritas Life and American Mutual Life Insurance Company ("American Mutual"), an Iowa mutual life insurance company, announced an Agreement of Joint Venture ("Agreement").

The terms of the Agreement, which has a closing date of March 29, 1996, require a holding company (AMAL Corporation) to be formed. Also pursuant to the terms of the Agreement, the stock of AVLIC and Ameritas Investment Corp. will be transferred to AMAL Corporation on the closing date. AMAL Corporation will then issue a controlling ownership of the stock to Ameritas Life and a minority ownership of the stock to American Mutual.

As of May 1, 1996, The Dreyfus Stock Index Fund is no longer an investment option under the contract. Funds allocated to the Dreyfus Stock Index Fund as of April 30, 1996 may remain invested in that portfolio. If transferred out of the Dreyfus Stock Index portfolio, however, reinvestment into that portfolio will not be an option. AVLIC eventually intends to file an application with the Securities and Exchange Commission to substitute the shares of another portfolio for shares of the Dreyfus Stock Index Fund.


PROSPECTUS                                                          COMPANY LOGO
                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                One Ameritas Way/5900 "O" Street
VARIABLE UNIVERSAL LIFE POLICY      P.O. Box 81889/Lincoln, Nebraska  68501-1889
--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"), a stock life insurance company that is a wholly-owned subsidiary of Ameritas Life Insurance Corp. ("Ameritas Life"). The Policy is designed to operate generally as a single premium policy but provides the flexibility to make additional premium payments. The Policy also provides the flexibility to change the level of death benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy.

The minimum required premium is $10,000, except for Insureds who have an age nearest birthday of 0 to 15, for which the minimum premium is $5,000. The Policy is available only to persons who have an age nearest birthday of 80 or less at the time the Policy is purchased.

The Policy guarantees a death benefit payable at the Insured's death for as long as the Policy remains in force. The Policyowner may choose either death benefit Option A (generally, a level benefit that equals the Specified Amount of the Policy) or Option B (a variable benefit that generally equals the Specified Amount plus the Policy's cash value). The minimum Specified Amount for a Policy is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase.

The Policy provides for a cash surrender value that can be obtained by partial withdrawals, completely surrendering the Policy, or by policy loans. There is no minimum guaranteed cash value. However, the Policy could be a modified endowment contract. Policy loans, partial withdrawals or a surrender prior to age 59 1/2 may result in adverse tax consequences and or penalties.

The Policyowner may allocate net premiums to one or more of the Subaccounts of Ameritas Variable Life Insurance Company Separate Account V ("Account"). The initial premium payment will be allocated to the Money Market Subaccount, as of the issue date, for 13 days. After the expiration of the 13 day period (see page
21) the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. The amount of the Policy's cash value, the duration of the death benefit and, if Option B is selected, the amount of the death benefit above the Specified Amount, will vary with the investment experience of the selected Subaccounts or the Fixed Account. In addition, the cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy will continue in force so long as the cash surrender value is sufficient to pay certain monthly charges imposed in connection with the Policy.

The assets of each Subaccount are invested in shares of a corresponding portfolio of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Alger American Fund, MFS Variable Insurance Trust, and/or the Dreyfus Stock Index Fund (collectively, the "Funds"). The Variable Insurance Products Fund is a mutual fund with five portfolios: the Money Market, High Income, Equity-Income, Growth and Overseas Portfolios. The Variable Insurance Products Fund II is a mutual fund with five portfolios: the Asset Manager, Investment Grade Bond, Index 500*, Contrafund*, and Asset Manager: Growth* Portfolios. The Alger American Fund is a mutual fund with six portfolios: the Alger American Income and Growth, Alger American Balanced, Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged AllCap* and Alger American Growth Portfolios. MFS Variable Insurance Trust, is a Massachusetts business trust. The Trust has twelve separate portfolios or series, of which, MFS Emerging Growth Series*, MFS Utilities Series*, and MFS World Governments Series* are offered. The Dreyfus Stock Index Fund has one portfolio. The accompanying prospectuses for the Funds describe the investment objectives and policies and the risks of the portfolios of the Funds.

* New funds are only available under newly issued policies. Availability is expected by May 1, 1996, for all policyholders.

You have the right to examine the Policy and return it for a refund for a limited time.

Replacing existing insurance with a Policy or purchasing a Policy as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy may not be advantageous.

This Prospectus Must Be Accompanied Or Preceded By The Current Prospectuses for Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust, and Dreyfus Stock Index Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY STATE SECURITIES REGULATORY AUTHORITIES, NOR HAS THE COMMISSION OR STATE REGULATORY AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is September 1, 1995.


TABLE OF CONTENTS

                                                                           PAGE

Definitions................................................................   3
Ameritas Variable Life Insurance Company and the Account...................   8
Ameritas Variable Life Insurance Company...................................   8
        Ameritas Variable Life Insurance Company Separate Account V........   8
        The Funds..........................................................   8
        Investment Objectives and Policies of the Funds' Portfolios........   9
        Fixed Account......................................................  14
        Addition, Deletion or Substitution of Investments..................  14
Policy Benefits............................................................  14
        Purposes of the Policy.............................................  14
        Death Benefit Proceeds.............................................  15
        Death Benefit Options..............................................  15
        Cash Value.........................................................  16
        Benefits at Maturity...............................................  17
        Payment of Policy Benefits.........................................  17
Policy Rights..............................................................  18
        Loan Benefits......................................................  18
        Surrenders.........................................................  18
        Transfers..........................................................  19
        Refund Privilege...................................................  19
        Exchange Privilege.................................................  20
Payment and Allocation of Premiums.........................................  20
        Issuance of a Policy...............................................  20
        Premiums...........................................................  20
        Allocation of Premiums and Cash Value..............................  21
        Policy Lapse and Reinstatement.....................................  22
Charges and Deductions.....................................................  22
        Premium Charge.....................................................  22
        Monthly Deduction..................................................  23
        Daily Charges Against the Account..................................  23
        Fund Investment Advisory Fee and Expenses..........................  24
        Cash Surrender Charge..............................................  24
        Transfer Charge....................................................  24
        Partial Withdrawal Charge..........................................  25
General Provisions.........................................................  25
Distribution of the Policies...............................................  27
Federal Tax Matters........................................................  27
Safekeeping of the Account's Assets........................................  29
Voting Rights..............................................................  29
State Regulation of AVLIC..................................................  30
Executive Officers and Directors of AVLIC..................................  30
Legal Matters..............................................................  31
Legal Proceedings..........................................................  31
Experts....................................................................  31
Additional Information.....................................................  31
Financial Statements.......................................................  31
        Ameritas Variable Life Insurance Company Account V.................  32
        Ameritas Variable Life Insurance Company...........................  43
Appendices.................................................................  60



The Policy, certain funds and/or certain riders are not available in all states.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER
PERSON IS
AUTHORIZED TO GIVE ANY  INFORMATION  OR MAKE ANY  REPRESENTATIONS  IN
CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS


ACCOUNT - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the net premiums paid under the Policy and allocated by the Policyowner to the Account.

ACCRUED EXPENSE CHARGES - The sum of any monthly deductions that are due and unpaid.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete policy years that the Policy has been in force.

AVLIC - Ameritas Variable Life Insurance Company, a wholly-owned subsidiary of Ameritas Life Insurance Corp.

BENEFICIARY - The beneficiary is designated by the Policyowner in the application. If changed, the beneficiary is as shown in the latest change filed and recorded with AVLIC. If no beneficiary survives the Insured, the Policyowner or the Policyowner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the cash value held in the Account and the cash value held in the general account which secures policy loans.

CASH SURRENDER VALUE - The Policy cash value on the date of surrender, less any outstanding policy debt, any cash surrender charge, and any accrued expense charges.

DEATH BENEFIT - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by AVLIC of the proof of the death of the Insured while the Policy is in force equal to: (l) the death benefit; minus (2) any outstanding policy debt; minus
(3) any monthly deduction that may apply to that period, including the deduction for the month of death.

DECLARED RATES - AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 4.5%. AVLIC may, at its sole discretion, declare higher interest rates for amounts allocated or transferred to the Fixed Account.

DUE PROOF OF DEATH - All of the following must be submitted:

(1) A certified copy of the death certificate;
(2) A Claimant Statement;
(3) The Policy; and
(4) Any other information that AVLIC may reasonably require to establish the validity of the contract.

EARNINGS LOAN VALUE - The amount of cash value equaling the difference between the cash value and the total premium paid.

FIXED ACCOUNT - An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

FUNDS - The Funds available on the policy date or as later changed by AVLIC. The Funds available as of the date of this Prospectus are the Variable Insurance Products Fund ("Fidelity Fund"), Variable Insurance Products Fund II ("Fidelity Fund II") ("collectively the "Fidelity Funds"), the Alger American Fund ("Alger American Fund"), the MFS Variable Insurance Trust ("MFS Fund"), and/or the Dreyfus Stock Index Fund ("Dreyfus Index Fund" or "Dreyfus Fund"). The Funds have one or more portfolios each. There is a portfolio that corresponds to each of the Subaccounts of the Account.

GUIDELINE SINGLE PREMIUM - The "Guideline Single Premium" as defined in Section 7702 of the Internal Revenue Code of 1986. It is based on the single premium that would be required to provide the future benefits under the Policy, computed using certain assumptions, including an assumed interest rate of 6% and standard guaranteed cost of insurance rates and charges and the premium loads.

INSURED - The person upon whose life the Policy is issued.

ISSUE AGE - The age at the Insured's nearest birthday on the policy date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

MINIMUM FIRST YEAR PREMIUM - The premium that must be paid on or before the date the Policy is delivered to pay for insurance coverage under the selected death benefit option.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the policy date except that whenever the monthly activity date falls on a date other than a valuation date, the monthly activity date will be deemed the next valuation date.

NET PREMIUM - The premium paid less any charge for premium taxes.

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

PLANNED PERIODIC PREMIUMS - A selected scheduled premium of a level amount at a fixed interval. The Policyowner is not required to select a scheduled premium. The Policyowner is also not required to follow this schedule, if selected, and following this schedule does not necessarily ensure that the Policy will remain in force.

POLICY - The flexible premium variable life insurance Policy offered by AVLIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY DATE - The date set forth in the Policy that is the effective date of coverage for all coverage provided in the original application and that is used to determine policy anniversary dates, policy years and monthly activity dates. Policy anniversaries are measured from the policy date. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed at the time of delivery (See Issuance of a Policy, page 20).

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

SPECIFIED AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

VALUATION DATE - A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.


SUMMARY

The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in effect and that there is no outstanding indebtedness.

THE POLICY

This flexible premium variable life insurance policy ("Policy") allows the Policyowner, within certain limitations, to choose: (a) the amount and frequency of premium payments; (b) the manner in which the Policyowner's accumulation values are invested; and (c) a choice of two benefit options.

So long as the Policy remains in force, it will provide for: (1) life insurance coverage on the named Insured up to age 95; (2) cash value; (3) surrender rights (including partial withdrawals and total surrenders) and policy loan privileges; and (4) accelerated death benefits under certain circumstances in the instance of terminal illness (See Accelerated Benefit Rider for Terminal Illness, page
26).

PREMIUMS

This Policy differs in two important respects from a conventional life insurance policy. The failure to pay a planned periodic premium will not in itself cause the policy to lapse and a policy can lapse even if planned periodic premiums have been paid. (See Payment and Allocation of Premiums, page 20). The Policy will lapse when its cash surrender value is insufficient to pay the monthly deduction for insurance charges and administrative charges and the grace period expires. The Policy is designed so that it may be used as a single premium policy, whereby a single, large premium payment may be made. The Policy will not be placed in force if the minimum first year premium has not been paid on or before the date the Policy is delivered. The minimum first year premium for the Policy is no less than $10,000, except for Insureds who have an age nearest birthday of 0 to 15 for whom the minimum first year premium is no less than $5,000. The minimum first year premium generally approximates 80% of the Guideline Single Premium for the coverage amount selected as defined for federal tax purposes. If the initial premium is less than 100% of the Guideline Single Premium, the Policyowner may establish a schedule of premium payments ("planned periodic premiums"), subject to the limitations set by federal tax law on total premiums paid. (See Premiums, page
20).

The Policyowner may select the manner in which new premiums are allocated between one or more of the Subaccounts or the Fixed Account. (See Fixed Account, page 14). The assets of each Subaccount are invested in a corresponding portfolio of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Alger American Fund, the MFS Variable Insurance Trust, or the Dreyfus Index Fund, which are mutual fund companies with separate investment portfolios, each intended to pursue different investment objectives. (See The Funds, page 8).

ALLOCATION OF PREMIUMS

On the issue date of the Policy, premiums paid are allocated to the Money Market Subaccount. Premium payments received by AVLIC prior to the issue date are held in the general account until the issue date. Should the policyowner elect a policy date prior to the issue date the amounts held in the general account will be credited with interest at a rate determined by AVLIC for the period from the later of, the policy date or the date the payment has been converted into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) that are available to AVLIC until the amounts are transferred to the Money Market Subaccount. As of thirteen days from the issue date of the Policy, the Policy's cash value will be reallocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Thereafter, net premiums are allocated to the Subaccounts or the Fixed Account according to the latest Policyowner instructions. After the first policy year, all premiums are subject to a premium charge (see below) and then, the net premium is allocated. The Policyowner may change the allocation instructions for future premium payments at any time. The Policyowner may also make a special designation for unscheduled premiums. Subject to certain restrictions, a Policyowner may transfer amounts among the Subaccounts. (See Allocation of Premiums and Cash Value, page 21).

CHARGES

PREMIUM CHARGES. No premium charges will be deducted from premium payments made during the first year. However, a charge of 2 1/2% of the premiums will be deducted from premium payments made after the first year to reimburse AVLIC for premium taxes.

MONTHLY DEDUCTIONS FROM THE CASH VALUE. On each monthly activity date, the cash value will be reduced by the monthly deduction. The monthly deduction is equal to: (a) a charge for the cost of insurance for the current policy month, plus,
(b) one-twelfth of any flat extra rating charge (See Monthly Deduction, page 23 and Rate Class, page 23).

DAILY CHARGES AGAINST THE ACCOUNT. A Daily Charge will be imposed at an annual rate of 1.20% of the average daily net assets of each Subaccount, but not the Fixed Account, to compensate AVLIC for certain mortality and expense risks and administrative costs incurred in connection with the Policy. (See Daily Charges Against the Account, page 23).

No charges are currently made against the Account for federal, state or local taxes (in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws, AVLIC may determine to make deductions from the Account to pay those taxes. (See Federal Tax Matters, page 27).

In addition, because the Account purchases shares of the Funds, the value of the units in each Subaccount will reflect the net asset value of shares of the various Funds held therein, and therefore, the investment advisory fee and other expenses incurred by the Funds. (See The Funds, page 8).

CASH SURRENDER CHARGE. If a Policy is surrendered prior to the 7th policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of premiums actually paid during the first policy year, limited as shown in the policy schedule pages. Subject to other considerations, the Policyowner may decide to minimize the cash surrender charge by paying only the minimum amount required during the first policy year. However, the amount paid will affect the values and costs under the Policy and the duration of the Policy.

AVLIC has voluntarily lowered its maximum surrender charge to 9%. This would affect the surrender charge for the first 3 years. The Policy provides that should the Policyowner surrender during the first seven policy years

AVLIC may assess a cash surrender charge beginning with 11.5% during the first year grading off to 0% during the next seven years. The maximum charge allowed by the Policy is based on a 9% deferred sales cost and a 2.5% charge for premium tax. Because the cash surrender charge may be significant upon early surrender, prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period. (See Cash Surrender Charge, page
24).

TRANSFER CHARGE. The first 15 transfers per policy year will be allowed free of charge. Thereafter a transfer charge of $10 may be assessed for each transfer of cash value among Subaccounts, or the Fixed Account, to compensate AVLIC for administrative costs in handling the transfer. The transfer charge will be deducted from the amount transferred. Transfers may be made from the Subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest thereon, may be transferred out of the Fixed Account during the 30 day period following the yearly anniversary date of the Policy. (See Transfer Charge, page
24).

PARTIAL WITHDRAWAL CHARGE. A maximum charge, not to exceed the lesser of $50 or 2% of the amount withdrawn may be deducted for each partial withdrawal. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. (See Partial Withdrawal Charge, page 25).


THE ISSUER

The Policy is issued by AVLIC, which is a Nebraska stock life insurance company. A separate account of AVLIC, Ameritas Variable Life Insurance Company Separate Account V ("Account"), has been established to hold the assets supporting the Policy. The Account has twenty Subaccounts that support the Policies which correspond to, and invest in, the portfolios of the Funds. For more detailed information about AVLIC, Ameritas Life and the Account, see Ameritas Variable Life Insurance Company and the Account, page 8. The financial statements for AVLIC and the Account can be found beginning on page 32.



POLICY BENEFITS

DEATH BENEFIT PROCEEDS AND DEATH BENEFIT OPTIONS. So long as the Policy remains in force, AVLIC will pay the proceeds under the Policy upon receipt of due proof of death of the Insured. These proceeds will be the Policy's death benefit, reduced by any outstanding policy debt and any accrued expenses. The proceeds may be paid in a lump sum or in accordance with an optional payment plan.

The Policy provides for two death benefit options unless the Extended Maturity Rider is in effect. Under either option, so long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy. The death benefit may, however, exceed the Specified Amount, depending upon the investment experience of the Policy. Death Benefit Option A provides for a level benefit equal to the current Specified Amount of the Policy, unless the cash value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy is greater, in which case the death benefit is equal to that larger amount. Death Benefit Option B provides for a variable benefit equal to the current Specified Amount of the Policy plus the Policy's cash value on the date of the Insured's death, or if greater, the cash value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy. (See Death Benefit Proceeds, page
15).

If the Extended Maturity Rider is in effect, the Death Benefit will be the Cash Value.

BENEFITS AT MATURITY. On the maturity date of the Policy, if the Insured is still living, the Policyowner will be paid the cash value of the Policy less any outstanding policy debt.

CASH VALUE BENEFITS. The Policy's cash value in the Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, policy loans, any partial withdrawals, and any charges imposed in connection with the Policy. The entire investment risk is borne by the Policyowner. AVLIC does not guarantee a minimum cash value in the Separate Account. (See Cash Value, page 16).

The Policyowner may at any time surrender the Policy and receive its cash surrender value, which is the cash value less any outstanding policy debt, cash surrender charge and accrued expense charges. (See Surrenders page 18). Subject to certain limitations, the Policyowner may also make a partial withdrawal from the Policy and obtain a portion of the cash surrender value at any time after the second policy year and prior to the maturity date. Partial withdrawals will reduce both the cash value and the death benefit payable under the Policy. (See Partial Withdrawals, page 19). A charge will be deducted from the amount paid upon partial withdrawal. (See Partial Withdrawal Charge, page 25).

POLICY LOANS. The Policyowner may exercise certain loan privileges under a Policy. THIS POLICY MAY BE A MODIFIED ENDOWMENT CONTRACT ("MEC"). THERE ARE ADVERSE TAX CONSEQUENCES FOR MECS, INCLUDING WHEN A POLICY LOAN PROVISION
IS
EXERCISED. (See Tax Treatment of the Policy, page 7, MEC and Tax Penalty on Early Withdrawals, page 28).

The maximum loan amount, which is the amount that may be borrowed, is 85% of the cash value less any cash surrender charge and accrued expenses. Texas and Virginia Policyowners may borrow 100% of the cash value subject to certain deductions. The minimum loan that may be requested is $1000. The available loan amount at any time is the maximum loan amount less any outstanding policy debt. Loans currently will accrue interest on a daily basis at the rate of 4 1/2% per year on that portion of the outstanding policy debt not exceeding the Earnings Loan Value and 6% per year on the remainder of the outstanding policy debt. AVLIC may increase these rates to a maximum of 8%. The amount of any loans outstanding plus any accrued interest equals the outstanding policy debt. Interest is due on each policy anniversary and if not paid when due, will be added to the outstanding loan. When the loan is made or when interest is not paid when due, an amount sufficient to secure the policy debt is transferred out of the Account and into AVLIC's general account as security for the loan and will earn interest at the annual rate of 4.5%, credited on the policy anniversary. Upon partial or full loan repayment, the portion of the cash value in the general account securing the repaid portion of the policy loan will be transferred to the Account or the Fixed Account. Any loan transaction will permanently affect the values of the Policy. If the outstanding policy debt exceeds the Policy's cash value less any cash surrender charge and accrued expenses, the excess must be repaid within the specified time period or the Policy will terminate without value. Should the policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. (See Loan Benefits, page 18).


FLEXIBILITY TO ADJUST DEATH BENEFITS

After the first policy anniversary, the Policyowner has flexibility to adjust the death benefit by changing the death benefit option. After the second policy year the Policyowner has flexibility to adjust the death benefit by decreasing the Specified Amount of the Policy. A change in the Specified Amount and a change in the death benefit option may only be made once per year, and are subject to certain limitations. No change will be allowed if the resulting Specified Amount is less than the minimum allowed. The minimum Specified Amount during the first three policy years is the amount that a premium of $10,000 ($5,000 for ages 0- 15) will purchase; thereafter, the minimum is $15,000. A change in the death benefit option from Option A to Option B will require satisfactory evidence of insurability. Finally, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three policy years. (See Change in Death Benefit Option, page 15, and Change in Specified Amount, page
16).

TAX TREATMENT OF THE POLICY

The Internal Revenue Code ("the Code") defines a modified endowment insurance contract ("MEC") as one where the accumulated amount paid under the contract at any time during the first 7 contract years exceeds the sum of the net level premiums which would have been paid on or before that time if the Policy was paid up after the payment of 7 level annual premiums. Because this is designed to operate as a single premium contract, the initial premium exceeds the amounts allowed in the seven pay test. Partial or full surrenders, assignments, policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Policyowner reaching age 59 1/2. The 10% penalty tax does not apply if the Policyowner is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Policyowner or the joint lives of the Policyowner and beneficiary. (See Federal Tax Matters, page 27).

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on these proceeds. (See Federal Tax Matters, page 27).

REFUND PRIVILEGE

The Policyowner is granted a period of time (a "free look period") to examine a Policy and return it for a refund. The Policyowner may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after the Policyowner receives the Policy, or 10 days after AVLIC delivers a cancellation notice, whichever is later. The amount of the refund is the greater of the premium paid or the premium paid adjusted by investment gains or losses. (See Refund Privilege, page 19).


EXCHANGE PRIVILEGE

During the first 24 months after the Policy date of the Policy, subject to certain restrictions, the Policyowner may exchange the Policy for a non-variable life insurance policy issued by AVLIC or Ameritas Life. The Policy provisions and applicable charges for the new Policy will be based on the same policy date and issue age as under the Policy. (See Exchange Privilege, page 20).

AVLIC AND THE ACCOUNT
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia. AVLIC's financial statements may be found at page 43.

AVLIC is a wholly-owned subsidiary of Ameritas Life. Ameritas Life is a mutual life insurance company domiciled in Nebraska since 1887. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "0" Street, P.O. Box 81889, Lincoln, Nebraska 68501. Ameritas Life and its subsidiaries had total assets at December 31, 1994 of over $2.0 billion. AVLIC, as a wholly-owned subsidiary of Ameritas Life, has a rating of A+ (Superior) from A.M. Best Company, a firm that analyses insurance carriers. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best. Ameritas Life also has been rated A ("Excellent") by Weiss Research, Inc., and has an AA ("Excellent") rating from Standard & Poor's for claims-paying ability. Ameritas Life guarantees the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee.

AVLIC voted to approve a Merger Agreement with Ameritas Life ("Agreement") at its December 5, 1994, board meeting. The merger was scheduled to occur on May 1, 1995, or such later date as the required regulatory approvals could be obtained. On March 31, 1995, the company determined to postpone the merger to evaluate its options in light of the present regulatory climate. The effective date of the merger is currently postponed until May 1, 1996.

AVLIC may publish in advertisements and reports to Policyowners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account. Further AVLIC may publish charts and other information concerning dollar cost averaging, tax-deference and other investment methods.


AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V


Ameritas Variable Life Insurance Company Separate Account V ("the Account") was established under Nebraska law on August 28, 1985.

The assets of the account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of the Account are credited without regard to the other income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the policies are liabilities of AVLIC who will maintain assets in the Account of a total market value at least equal to the reserve and other contract liabilities of the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.

THE FUNDS

Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the Fidelity Fund, Fidelity Fund II, the Alger American Fund, the MFS Fund, and/or the Dreyfus Index Fund. The Funds are each registered with the SEC under the 1940 Act as an open-end diversified management investment company. These registrations do not involve SEC supervision of the management or investment practices or policies of the Funds. The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated
objectives. More detailed information, including a description of risks, is in the prospectuses for the Funds, which must accompany or precede this Prospectus. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. The Alger American Leveraged AllCap Portfolio may employ "leverage" by borrowing money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. The High Income, Equity-Income, Asset Manager, and Asset Manager: Growth Portfolios may invest in non-investment grade, high risk debt securities. These Prospectuses should be read carefully together with this Prospectus and retained.

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

Since the Fidelity Fund, the Fidelity Fund II, the Alger American Fund, the MFS Fund and the Dreyfus Index Fund are each designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

FIDELITY FUNDS

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Money Market1          High-quality  U.S.   dollar     Seeks  to  obtain as high
                       denominated  money   market     a level of current income
                       instruments of domestic and     as  is  consistent   with
                       foreign Issuers.(Commercial     preserving   capital  and
                       Paper,    Certificate    of     providing liquidity.
                       Deposit).

High Income1           At  least  65%  in   income     Seeks  to  obtain  a high
                       producing  debt  securities     level  of  current income
                       and preferred stocks, up to     by  investing   in   high
                       20%  in  common  stocks and     income   producing lower-
                       other   equity  securities,     rated   debt   securities
                       and up to 15% in securities     (sometimes  called  "junk
                       subject  to  restriction on     bonds"), preferred stocks
                       resale.                         including     convertible
                                                       securities and restricted
                                                       securities.

Equity-Income1         At  least  65%  in   income     Seeks  reasonable  income
                       producing common or prefer-     by investing primarily in
                       red  stock.  The  remainder     income  producing  equity
                       will  normally  be invested     securities.  The goal  is
                       in  convertible   and  non-     to  achieve  a  yield  in
                       convertible debt obligations.   excess  of  the composite
                                                       yield  of  the Standard &
                                                       Poor's   500    Composite
                                                       Stock Price Index.

Growth1                Portfolio purchases normally    Seeks  to achieve capital
                       will  be  common  stocks of     appreciation.
                       both well-known established
                       companies and smaller, less-
                       known  companies,  although
                       the  investments  are   not
                       restricted to  any one type
                       of    security.    Dividend
                       income will only be consid-
                       ered  if  it  might have an
                       effect on stock values.

Overseas1              At  least  65%  invested in     Seeks  long-term  growth
                       securities    of    issuers     of  capital    primarily
                       outside  of  North America.     through  investments  in
                       Most   issuers   will    be     foreign securities.
                       located  in developed coun-
                       tries in  the Americas, the
                       Far East and Pacific Basin,
                       Scandinavia  and    Western
                       Europe.  While  the primary
                       purchases  will  be  common
                       stocks,   all   types    of
                       securities may be purchased.

Asset Manager2         Equities (Growth, High Div-     Seeks   to   obtain  high
                       idends,   Utility),   bonds     total     return     with
                       (Government,  Agency, Mort-     reduced  risk   over  the
                       gage  backed,   Convertible     long  term  by allocating
                       and Zero Coupon)  and money     its  assets  among domes-
                       market instruments.             tic  and  foreign stocks,
                                                       bonds,   and   short-term
                                                       fixed-income  securities.

Investment
Grade Bond2            A  portfolio  of investment     Seeks as high  a level of
                       grade  fixed-income   secu-     current income as is con-
                       rities with an average mat-     sistent with  the preser-
                       urity of ten years or less.     vation of capital.

Index 500 2            At least  80%  (65% if fund     Seeks investment  results
                       assets   are   below    $20     that  correspond  to  the
                       million)  in  equity  secu-     total  return  of  common
                       rities  of  companies  that     stocks publicly traded in
                       compose   the   Standard  &     the  United  States,   as
                       Poor's 500.  Also purchases     respresented    by    the
                       short-term  debt securities     Standard & Poor's 500.
                       for  cash  management  pur-
                       poses  and uses various in-
                       vestment  techniques,  such
                       as  futures  contracts,  to
                       adjust  its exposure to the
                       Standard & Poor's 500.

Contrafund2            Portfolio   purchases  will     Seeks  long-term  capital
                       normally be common stock or     appreciation.
                       securities convertible into
                       common  stock  of companies
                       believed  to be undervalued
                       due to an overly  pessimis-
                       tic appraisal by the public.


Asset Manager:         Focuses on stocks  for high     Seeks  to  maximize total
Growth2                potential returns  but also     return by  allocating its
                       purchases bonds  and short-     assets    among   stocks,
                       term  instruments.              bonds, short-term instru-
                                                       ments  and  other invest-
                                                       ments.


ALGER AMERICAN
FUNDS


PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Income and             The  Portfolio  attempts to     Seeks to provide  a  high
Growth                 invest 100% of  its assets,     level  of dividend income
                       except   during   temporary     to  the extent consistent
                       defensive periods,  and  it     with  prudent  investment
                       is a fundamental  policy of     management.   Capital ap-
                       the  Portfolio to invest at     preciation is a secondary
                       least  65%  of  its   total     objective  of  the  Port-
                       assets in  dividend  paying     folio.
                       equity securities  that are
                       listed  on  a  national ex-
                       change  or   in  securities
                       convertible   into dividend
                       paying equity securities.

Balanced The Portfolio will invest Seeks current income and its assets in common stocks long-term capital apprec-and investment grade pre- iation by investing in ferred stock and debt sec- common stocks and fixed urities as well as sec- income securities, with urities convertible into emphasis on income pro-common stocks. Except dur- ducing securities which
                       ing  defensive  periods, it     appear  to   have    some
                       is anticipated  that 25% of     potential   for   capital
                       the portfolio assets will       appreciation.
                       be invested in fixed income
                       senior  securities.

Small-Cap              The Portfolio  will  invest     Seeks  long-term  capital
                       its   assets   in    equity     appreciation.
                       securities  of    companies
                       whose securities are traded
                       on domestic stock exchanges
                       or in the  over-the-counter
                       market. These companies may
                       still  be  in  the develop-
                       mental stage. The Portfolio
                       will invest at least 65% of
                       its  total  assets  in  the
                       securities of companies who
                       have total  market capital-
                       ization  of  less  than  $1
                       billion.  The Portfolio may
                       also  purchase   restricted
                       securities,  lend  its sec-
                       urities  or sell securities
                       short.  Investing in small,
                       newer   issues    generally
                       involves greater  risk than
                       investing  in  larger, more
                       established issues. Accord-
                       ingly, an investment in the
                       Portfolio may not be appro-
                       priate for all investors.

MidCap                 The  Portfolio  will invest     Seeks  long-term  capital
Growth                 its  assets in equity  sec-     appreciation.
                       urities of companies  whose
                       securities  are  traded  on
                       domestic  exchanges  or  in
                       the over-the-counter market.
                       These  companies  may still
                       be  in   the  developmental
                       stage, they  may   also  be
                       older companies that appear
                       to  be entering a new stage
                       of  growth.   The Portfolio
                       will invest at least 85% of
                       its  net  assets  in equity
                       securities and at least 65%
                       of  its  total   assets  in
                       securities of companies who
                       have total  market capital-
                       ization  of  between   $750
                       million and $3.5 billion.

Growth                 The  Portfolio  will invest     Seeks  long-term  capital
                       its  assets  in   companies     appreciation.
                       whose securities are traded
                       on  domestic stock exchange
                       or in the  over-the-counter
                       market. The  Portfolio will
                       invest at least  85% of its
                       net assets  in  equity sec-
                       urities  and at  least  65%
                       of its total assets  in the
                       securities    of  companies
                       that  have  a  total market
                       capitalization     of    $1
                       billion or greater.

Leveraged              Invests at least 85% of net     Seeks  long-term  capital
All Cap                assets in equity securities     appreciation.
                       of  companies  of any size,
                       except   during   defensive
                       periods.  May purchase  put
                       and  call  options and sell
                       covered options to increase
                       gain  and hedge.  May enter
                       into  futures  contracts on
                       securities indexes and pur-
                       chase  and  sell options on
                       these   futures  contracts.
                       May  also   borrow    money
                       for purchase  of additional
                       securities.

 .
MFS FUNDS

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------
Emerging Growth        At least 80%  normally will     Seeks  to  provide  long-
Series                 be   invested   in   common     term capital growth. Div-
                       stocks of small  and medium     idend and interest income
                       sized emerging  growth com-     is incidental.
                       panies. From 10% to 25% may
                       be  invested   in   foreign
                       securities  not   including
                       ADR's.

Utilities Series       At  least  65%,  but  up to     Seeks capital  growth and
                       100%, normally  will be in-     current   income   (above
                       vested  in  equity and debt     that   available  from  a
                       securities of both domestic     portfolio   invested  en-
                       and  foreign  companies  in     tirely  in  equity secur-
                       the  utilities    industry.     ities).
                       Normally, not more than 35%
                       will be invested in  equity
                       and   debt   securities  of
                       issuers in other industries,
                       including   foreign securi-
                       ties,  emerging market sec-
                       urities and non-dollar den-
                       ominated  securities.

World Governments      At  least 80% normally will     Seeks   capital   preser-
Series                 be invested in debt secur-      vation   and  growth with
                       ities.  May  invest  up  to     moderate  current income.
                       100%  of  assets in foreign
                       securities,       including
                       emerging   markets   secur-
                       ities.

DREYFUS FUND

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------

Dreyfus                The Fund  attempts to dupli-    Seeks to provide  invest-
Index Fund             cate the  investment results    ment  results  that  cor-
                       of the Standard & Poor's 500    respond to the  price and
                       Composite  Stock Price Index    yield   performance    of
                       (the  "Index").    The  Fund    publicly  traded   common
                       attempts to be fully invest-    stocks  in the aggregate,
                       ed  at all times and, in any    as   represented  by  the
                       event, at  least  80% of the    Standard  &  Poor's   500
                       Fund's  net  assets  will be    Composite Stock Index.
                       invested,  in  stocks   that
                       comprise the Index.


1 Variable Insurance Products Fund Portfolio.
2 Variable Insurance Products Fund II Portfolio.


FUND MANAGEMENT AND FEES

FIDELITY FUNDS EXPENSES

Fidelity Management & Research Company ("FMR") is the Manager for the Fidelity Funds. It maintains a large staff of experienced investment personnel and a full compliment of related support facilities. Each portfolio pays FMR a monthly fee for managing its investment and business affairs. FMR has voluntarily agreed to temporarily limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income, Growth and Overseas Portfolios to an annual rate of 1.50%, respectively; the High Income, Contrafund and Asset Manager: Growth Portfolios to an annual rate of 1.00%, respectively; the Asset Manager Portfolio to an annual rate of 1.25%; and the Investment Grade Bond Portfolio to an annual rate of .80% of the Portfolio's average net assets. FMR has voluntarily agreed to temporarily limit Index 500 Portfolio's total operating expenses to 0.28%. If a Portfolio's expenses exceed the specified amount, FMR will waive all or a portion of its fees and reimburse the Portfolio for its other expenses to the extent necessary to reduce expenses to the applicable limit. As long as this expense limitation continues for a Portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

The Money Market Portfolio's fee is calculated as follows: (a) the sum of a group fee rate and an individual fund fee rate of .03%, and (b) the addition of an income component of 6% of the Portfolio's gross income in excess of 5% annual yield. The result is multiplied by the Portfolio's average net assets. The group fee rate, which is based on the average net assets of all of the mutual funds advised by FMR, cannot rise above .37%, and it drops as total assets under management increase. The income component cannot rise above .24%.

THE HIGH INCOME AND INVESTMENT GRADE BOND PORTFOLIOS' fee has two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above .37%, and it drops as the group assets rise.

2. An individual portfolio fee rate of their average net assets of .45% for the High Income Portfolio, and .30% for the Investment Grade Bond Portfolio.

THE  EQUITY-INCOME,  GROWTH,  OVERSEAS,  ASSET MANAGER,  CONTRAFUND  AND   ASSET
MANAGER: GROWTH PORTFOLIOS' fees have two components:

1. The group fee rate is based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above .52%, and drops as the group assets rise.

2. An individual Portfolio fee rate of their average net assets of .20% for the Equity-Income Portfolio, .30% for the Growth Portfolio, .45% for the Overseas Portfolio, .40% for the Asset Manager Portfolio, .30% for the Contrafund Portfolio, and .40% for the Asset Manager: Growth Portfolio.

Each portfolio's total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, and other miscellaneous fees. The total expenses for the period ending December 31, 1994 of each Fund, including management fees and after any applicable expense limitations were: Money Market, .27%; High Income, .71%; Equity-Income, .58%*; Growth, .69%*; Overseas, .92%; Investment Grade Bond, .67%; Asset Manager,
 .80%*; Index 500, .28%**.

* A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction total operating expenses would have been, for the Equity-Income - .60%; Growth - .70%; and for Asset Manager .81%.

** Prior to applying expense reimbursements by FMR, total expenses for the year ending December 31, 1994 were .81%.

Asset Manager: Growth and Contrafund Portfolios did not commence operations until January 3, 1995. Estimated expenses for the year ending December 31, 1995 for Asset Manager: Growth and Contrafund Portfolios are .93% and .89%, respectively.


ALGER AMERICAN FUND EXPENSES

Fred Alger Management, Inc. (Alger Management) serves as the Alger American Fund investment manager. Alger Management stresses proprietary research by its large research team that follows approximately 1400 companies. Each Portfolio pays Alger Management a separate fee computed daily and paid monthly at annual rates based upon a percentage of the value of the relevant Portfolio's daily net assets as follows: Alger American Income and Growth, .625%; Alger American
Small-Capitalization, .85%; Alger American Growth, .75%; Alger American Balanced, .75%; and Alger American MidCap Growth, .80%.

Each portfolio will bear its own expenses which will include management, shareholders services and other expenses. Alger Management has agreed to reimburse the portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively: Alger American Income and Growth, Alger American Balanced, 1.25%; Alger American Small-Capitalization, Alger American MidCap Growth, Alger American Leveraged AllCap, and the Alger American Growth, 1.50%. As long as the expense limitation continues for a Portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

The total expenses for the period ending December 31, 1994 of each fund, including management fees were: Alger American Income-Growth, .75%; Alger
American Balanced, 1.08%; Alger American Small-Capitalization, .96%; Alger American Growth, .86%; and Alger American MidCap Growth, .97%.

Alger American Leveraged AllCap's inception date was January 25, 1995. Estimated expenses for this portfolio for the year ending December 31, 1995, are 1.79%.


MFS FUND EXPENSES

Massachusetts Financial Services Company ("MFS Co."), a Delaware Corporation, is the investment adviser to each series of the MFS Variable Insurance Trust.

EXPENSE SUMMARY

Annual Operating Expenses of each Series (as percentage of average net assets):

        Management Fee . . . . . . . . . . . . . . . . . . . . . . .    .75%
        Other Expenses (after fee reduction)*. . . . . . . . . . . .    .25%
        Total Operating Expenses (after fee reduction)*. . . . . . .   1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

MFS Co. has agreed to bear, subject to reimbursement, expenses for each of the Emerging Growth Series and the Utilities Series such that each Series' aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1996 provided however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" would be 1.00% and 1.75%, respectively, for the Emerging Growth Series and 0.93% and 1.68%, respectively, for the Utilities Series, based upon estimated expenses for the series' current fiscal year.

MFS Co. has agreed to bear, subject to reimbursement, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the World Governments Series would be 0.63% and 1.38%, respectively.


DREYFUS INDEX FUND EXPENSES

WELLS FARGO NIKKO INVESTMENT ADVISORS (WFNIA) serves as Dreyfus Index Fund Manager. It is one of the world's largest managers of Index Funds. The Fund has agreed to pay the manager a monthly fee at an annual rate of .30% of the value of the Fund's average daily net assets. The total expenses were reduced pursuant to an undertaking by WFNIA and Dreyfus Index Fund that they would reimburse the Fund for those total expenses exceeding .40%. As long as the expense limitation continues for a Portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Without reimbursement, the total expenses for the period ending December 31, 1994, were
 .56%.

FIXED ACCOUNT

Owners may elect to allocate all or a portion of their premium payments to the Fixed Account, and they may also transfer monies from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See Transfers, page 19).

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in the general account of AVLIC, which supports insurance and annuity obligations. The general account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the general account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk after the expiration of a contract year. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 4.5%. AVLIC may, at its sole discretion, declare higher interest rate(s) for amounts allocated or transferred to the general account ("Declared
Rate(s)"). Each month AVLIC will establish the declared rate for the monies transferred or allocated to the Fixed Account that month. The owner will earn interest on the amount transferred or allocated (after the refund period) at the rate declared for a 12-month period effective the month of transfer or allocation. After the end of the 12- month period, the monies will earn interest at the rate established by AVLIC for each month.



ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Generally AVLIC reserves the right, subject to applicable law, and, if necessary, after notice and prior approval from the SEC and/or state insurance authorities, to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

AVLIC may, in its sole discretion, also establish additional Subaccounts of the Account, which would invest in shares corresponding to a new portfolio of the Fund or in shares of another investment company or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC Separate Accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another Separate Account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Account.

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the owner has an interest.



POLICY BENEFITS

PURPOSES OF THE POLICY

The Policy is designed to provide the Policyowner with both lifetime insurance protection to the policy anniversary nearest the Insured's 95th birthday and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. Unlike traditional life insurance, other than the minimum first year premium, the Policyowner is not required to pay scheduled premiums to keep a Policy in force. The Policy is designed so that a single premium payment may be made, or the Policyowner has the flexibility to vary subsequent premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death benefits payable under the Policy without having to purchase a new Policy by decreasing the Specified Amount or changing the death benefit option. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The death benefit may, and the cash value will, vary with the investment experience of the chosen Subaccounts of the Account. The Policyowner reaps the benefit of any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Account.


DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, AVLIC will, upon due proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. The amount of the death benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 17).


DEATH BENEFIT OPTIONS

The Policy provides two death benefit options, unless the Extended Maturity Rider is in effect, and the Policyowner selects one of the options in the application. The death benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See Policy Lapse and Reinstatement, page 22). The minimum Specified Amount currently is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase.

OPTION A. Under Option A, the death benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of cash value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 108%, and at age 90 is 100%. Accordingly, under Option A the death benefit will remain level at the Specified Amount unless the applicable percentage of cash value exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the cash value varies. Policyowners who prefer to have favorable investment performance reflected in higher cash value, rather than increased insurance coverage, generally should select Option A.

OPTION B. Under Option B, the death benefit is equal to the current Specified Amount plus the cash value of the Policy or, if greater, the applicable percentage of the cash value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines as in Option A. Accordingly, under Option B the amount of the death benefit will always vary as the cash value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance reflected in increased insurance coverage, rather than higher cash values, generally should select Option B.

EXTENDED MATURITY

If the Extended Maturity Rider is in effect, the Death Benefit will be the Cash Value.

CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed once per year any time after the first policy year by sending AVLIC a written request for change. AVLIC will require evidence of insurability before making a change in the death benefit option from Option A to Option B. The effective date of such a change will be the monthly activity date on or following the date the change is approved by AVLIC.

If the death benefit option is changed from Option A to Option B, the death benefit after the change will equal the Specified Amount before the change plus the cash value on the effective date of the change. If the death benefit option is changed from Option B to Option A, the death benefit after the change will equal the death benefit before the change minus the cash value on the effective date of change.

No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's cash value. However, a change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the death benefit that would be payable on a monthly activity date exceeds the cash value on that date. Changing from Option B to Option A will generally decrease the net amount at risk, and therefore cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased death benefit. (See Charges and Deductions - Cost of Insurance, page 23).

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the second policy year a Policyowner may decrease the Specified Amount of a Policy. A decrease in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a Policyowner's cost of insurance charge. (See Charges and Deductions - Cost of Insurance, page 23).

Any decrease in the Specified Amount will become effective on the monthly activity date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year, and AVLIC may limit the size of a change in a policy year.

The Specified Amount remaining in force after any requested decrease may not be less than the amount a minimum first year premium of $10,000 ($5,000 for ages 0-15) would have purchased during the first 3 Policy years and $15,000 thereafter. Further, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three Policy years. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see Premium Limitations, page
21), the decrease may be limited or cash value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements.

METHODS OF AFFECTING INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the death benefit and the cash value - in several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of the Policy's cash value. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY. The Policy will not be placed in force if the minimum first year premium has not been paid on or before the date the Policy is delivered. The Policy will remain in force so long as the cash surrender value is sufficient to pay the monthly deduction. (See Monthly Deduction, page 23). Where, however, the cash surrender value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the Policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 22).


CASH VALUE

The Policy's cash value in the Account will reflect the investment performance of the chosen Subaccounts of the Account, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time surrender the Policy and receive the Policy's cash surrender value. (See Surrenders, page 18). There is no guaranteed minimum cash value.

DETERMINATION OF CASH VALUE. Cash value is determined on each valuation date. On the policy issue date, the cash value in a Subaccount will equal the portion of any premium allocated to the Subaccount, reduced by the portion of the first monthly deduction allocated to that Subaccount. (See Allocation of Premiums and Cash Value, page 21). Thereafter, on each valuation date, the cash value of a Policy will equal:

(1) The aggregate of the values attributable to the Policy in each of the Subaccounts on the valuation date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(2)     The value of the Fixed Account; plus

(3)     Any cash value impaired by policy debt held in the general account; plus

(4)     Any net premiums received on that valuation date; less

(5)     Any partial withdrawal, and its charge, made on that valuation date;
        less

(6)     Any monthly deduction to be made on that valuation date; less

(7)     Any federal or state income taxes charged against the cash value.

In computing the Policy's cash value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of net premiums and partial withdrawals, on the valuation date. Because the cash value is dependent upon a number of variables, a Policy's cash value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(ii) a Daily Charge not exceeding an annual rate of 1.20% for mortality and expense risk (.90%) and administrative costs (.30%); and (iii) dividing the result by the total number of units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date. (See Daily Charges Against the Account, page 23).

VALUATION DATE AND VALUATION PERIOD. A valuation date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A valuation period is the period between two successive valuation dates, commencing at the close of the NYSE on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.


BENEFITS AT MATURITY

If the Insured is living, AVLIC will pay the cash value of the Policy, less outstanding policy debt, on the maturity date. The Policy will mature on the policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.


PAYMENT OF POLICY BENEFITS

Death benefit proceeds under the Policy will usually be paid within seven days after AVLIC receives due proof of death. Cash value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 26). The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefit proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum.

When death benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the beneficiary may select one or more of the optional methods of payment.

An election or change of method of payment must be in writing. A change in beneficiary revokes any previous settlement election. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's general account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

Option ai- INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

Option aii- FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

Option b- FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

Option c- LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

Option d- JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the rules set out above.

POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. AVLIC will permit the Policyowner to borrow money from it using the Policy as the only security for the loan. The maximum amount that may be borrowed is 85% of the cash value less the cash surrender charge and any accrued expenses as of the date of the policy loan. The minimum amount of any loan request is $1,000. The loan may be completely or partially repaid at any time while the Insured is living, prior to the maturity date. Loans usually are paid within 7 days after receipt of a written request. Texas and Virginia Policyowners may borrow 100% of the surrender value after deducting interest and policy charges for the remainder of the policy year. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES. (See Tax Treatment of Policy Proceeds, page 28).

INTEREST. The interest rate charged on the portion of the outstanding policy debt not exceeding the Earnings Loan Value is 4 1/2% per year. Outstanding policy debt in excess of the Earnings Loan Value is charged 6% interest per year. The determination of whether the outstanding policy debt exceeds the Earnings Loan Value will be made each time a loan is taken. AVLIC may increase either of these rates to a maximum of 8%. Interest accrues daily and is due on each policy anniversary date. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate.

EFFECT OF POLICY LOANS. When a loan is made, cash value equal to the amount of the loan will be transferred from the cash value in the Account to the general account of AVLIC as security for the indebtedness. The cash value transferred out of the Account will be allocated among the Subaccounts, or the Fixed Account, in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount as a result of a loan is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount or Fixed Account. If loan interest is not paid when due in any policy year, on the policy anniversary thereafter, AVLIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A policy loan will permanently affect the cash value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable.

Cash value in the general account held to secure indebtedness will be credited with interest at a rate of 4.5% per year. Currently, the net cost to borrow to the Policyowner ranges from 0% interest per annum (on the amount not exceeding the Earnings Loan Value) to 1 1/2% per annum. However, the Policy permits a maximum net cost to borrow of 3 1/2%. Interest earned on amounts held in the general account will be allocated to the Subaccounts and the Fixed Account on each policy anniversary in the same proportion that net premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated to a Subaccount in accordance with the repayment of indebtedness provision (see below) will be transferred to the Subaccount and increase the cash value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The outstanding policy debt equals the total of all policy loans and accrued interest on policy loans. If the policy debt exceeds the cash value less any cash surrender charge and any accrued expenses, the Policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page
22).

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the cash value in the general account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that net premiums are being allocated to those Subaccounts at the time of repayment.


SURRENDERS

At any time during the lifetime of the Insured and prior to the maturity date, the Policyowner may totally surrender the Policy by sending a written request to AVLIC. After the second policy year, certain partial withdrawals may also be made. Surrenders from the Account will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 26). SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES.
(See
Modified Endowment Contract; Tax Penalty on Early Withdrawals page 28).

TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay an amount equal to the cash surrender value at the end of the valuation period during which the surrender request is received at AVLIC's Home Office. Coverage under the Policy will terminate as of the date of a total surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 17).

PARTIAL WITHDRAWALS. A partial withdrawal may be made only after the second policy year, and only one partial withdrawal is allowed per policy year. Partial withdrawals are irrevocable. The amount of a partial withdrawal may not exceed the cash surrender value on the date the request is received and in policy years three through seven, may not exceed 10% of the minimum first year premium. The cash surrender value after a partial withdrawal must be at least $1,000. The amount paid will be deducted from the Policy's cash value at the end of the valuation period during which the request is received. The amount will be deducted from the Subaccounts according to the instructions of the Policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount and/or Fixed Account.

The Death Benefit may be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 23; Death Benefits - Methods of Affecting Insurance Protection, page 16). If Option B is in effect, the Specified Amount will not change, but the cash value will be reduced.

The Specified Amount remaining in force after a partial withdrawal, during the first three policy years, may not be less than the amount a premium of $10,000 would purchase ($5,000 for ages 0- 15) and thereafter may not be less than $15,000. Also, no partial withdrawal will be allowed if the Specified Amount is less than $15,000 in the first three years. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. (See Partial Withdrawal Charge, page 25).


TRANSFERS

Cash value may be transferred among the Subaccounts of the Account. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount after a transfer is $100. AVLIC will effectuate transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received. Cash value on the date of a transfer will not be affected except to the extent of any transfer charge. Transfers may also be made from the subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest thereon, may be transferred out of the Fixed Account during the 30-day period following the yearly anniversary of the date of the Policy.

An unlimited number of transfers may be made, with the first fifteen transfers per policy year permitted free of charge. A transfer charge may be imposed each additional time amounts are transferred and will be deducted from the amount transferred. The charge is $10 per transfer. (See Transfer Charge, page 24). Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge. In addition, such transfers will not be counted for purposes of the limitation on the number of transfers allowed in each year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable. (See also Tax Status of the Policy, page 28).

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional restrictions at the fund level.


REFUND PRIVILEGE

The Policyowner may cancel the Policy within the later of 10 days after the Policyowner receives it, within 10 days after AVLIC mails a cancellation notice, or within 45 days of completing Part I of the application. If a Policy is cancelled within this time period, a refund will be paid. The refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the Policyowner should mail or deliver it to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 26).



EXCHANGE PRIVILEGE

During the first 24 policy months after the policy date of the Policy, the Policyowner may exchange the Policy for a non-variable life insurance policy issued by AVLIC or Ameritas Life. No new evidence of insurability will be required.

The policy date, issue age and risk classification for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same policy date and issue age as under the Policy. Cash values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or cash values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new Policy have been completed.



PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age on their nearest birthday or less who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The policy date is the effective date of coverage for all coverage applied for in the original application. The policy date is used to determine policy anniversary dates, policy years and policy months. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the policy date will be when it is sent for delivery and the issue date will be the date the requirements are met.

The issue date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by AVLIC in its Home Office, the issue date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the issue date will be when the policy receipt and Federal funds are received; and the application amendments are received and reviewed in AVLIC's Home Office. On the issue date, the premium paid (plus any interest credited on premiums paid before the issue date less any cost of insurance charge for the period between the policy date and the issue date) is allocated to the Money Market Subaccount. After the expiration of the refund period, the accumulation value will be allocated to the subaccounts or the Fixed Account as selected by the Policyowner.

Interim conditional insurance coverage may be issued prior to the policy date, provided that certain conditions are met, upon the completion of an application and the payment of a specified amount at the time of the application. The amount of the interim coverage is limited to the smaller of the amount of insurance applied for, $100,000, or $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.


PREMIUMS

The minimum first year premium must be paid on or before the date the Policy is delivered. No insurance will take effect before the minimum first year premium is received in AVLIC's home office in Federal Funds. No other premiums are required. The amounts and frequency of the planned periodic premiums are shown in the Schedule of Premiums in the Policy. However, subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums since the planned periodic premium schedule is not binding on the Policyowner. The timing and amount of premium payments will have an effect on the values under, and the duration of, the Policy, including the cash surrender charge, the cost of insurance charge, the premium tax charges and the cash value under the Policy.

MINIMUM FIRST YEAR PREMIUM. The minimum first year premium is equal to the amount designated in the Policy. The minimum first year premium will be no less than $10,000, except on Insureds who have an age nearest birthday of 0 to 15, for which the minimum premium will be no less than $5,000. The minimum first year premium generally approximates 80% of the Guideline Single Premium, as defined for federal tax purposes, for the initial Specified Amount. The Guideline Single Premium is based on the single premium that would be required to provide the future benefits under the Policy, computed using certain assumptions, including an assumed interest rate of 6% and standard guaranteed cost of insurance rates and charges and the premium loads. There is no representation that the Policy will not lapse if the minimum first year premium is paid, nor is there a guarantee that the Policy will not lapse even if planned periodic premiums are paid.

PREMIUM FLEXIBILITY. A Policyowner may make a single premium payment, make unscheduled premium payments at any time in any amount, or skip planned periodic premium payments, subject to the premium limitations described below. Therefore, unlike conventional insurance policies, this Policy does not obligate the Policyowner to pay premiums in accordance with a rigid and inflexible premium schedule.

The level of premium payments does, however, affect the nature of the Policy, including the amount of pure insurance coverage and the charge for that coverage. Comparing two Policies that are identical in all respects other than the amount of the initial premium paid, the Policy with the larger initial premium will have a greater cash value and, therefore, will provide less pure insurance protection (a lower net amount at risk) and have a smaller monthly cost of insurance charge. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued, if the initial premium is less than 100% of the Guideline Single Premium, the Policyowner may determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals; subject, however, to a minimum planned periodic premium schedule of $1,200 on an annual basis and a maximum schedule of no greater than the limitation on total premiums established by federal tax law. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the amount and frequency of premiums paid.

Policyowners can also change the frequency and amount of planned periodic premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly depending upon the frequency of the planned periodic premiums. Payment of the planned periodic premiums does not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's cash surrender value. (See Duration of the Policy, page 16). Thus, even if planned periodic premiums are paid by the Policyowner, the Policy will nonetheless lapse any time cash surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 22).

Any premium received in an amount different from the planned periodic premium will be considered an unscheduled premium.

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may also establish a minimum acceptable premium amount.


ALLOCATION OF PREMIUMS AND CASH VALUE

ALLOCATION OF PREMIUMS. In the application for a Policy, the Policyowner allocates premiums to one or more Subaccounts of the Account or to the Fixed Account. The minimum percentage that may be allocated to any one Subaccount or to the Fixed Account is 10% of the premium, and fractional percentages may not be used. The allocations must total 100%. The allocation for future premiums may be changed without charge at any time by providing proper notification to the Home Office.

The initial premium is allocated as of the issue date of the Policy to the Money Market Subaccount for 13 days. Thereafter, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Premium payments received by AVLIC prior to the issue date are held in the general account and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds that are available to AVLIC until the date the amounts are transferred to the Money Market Subaccount, but in no event will interest be credited prior to the policy date. After the first policy year, all premiums are subject to a premium charge, and thus the net premium is allocated to the selected Subaccount or the Fixed Account. If there is any outstanding policy debt at the time of payment, AVLIC will treat it as a premium payment unless otherwise instructed in proper written notice.

The value of amounts allocated to Subaccounts of the Account will vary with the investment performance of these Subaccounts, and the Policyowner bears the entire investment risk. This will affect the Policy's cash value, and may affect the death benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.



POLICY LAPSE AND REINSTATMEENT

LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the cash surrender value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment. The grace period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the Policyowner at the beginning of the grace period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

If the cash surrender value is insufficient to cover the monthly deduction, the Policyowner must pay a premium during the grace period sufficient to cover the monthly deduction. (See Charges and Deductions, page 22).

REINSTATEMENT. A lapsed Policy may be reinstated any time within 2 years after the end of the grace period (or if required by state law, longer periods), but before the maturity date. Reinstatement will be affected based on the Insured's underwriting classification at the time of the reinstatement. Reinstatement is subject to the following:

1. Evidence of insurability of the Insured satisfactory to AVLIC;
2. Payment of a premium equal to the greater of $1,000 or an amount that, after the deduction of premium charges, is large enough to cover the monthly deductions for at least the three policy months commencing with the effective date of reinstatement; and
3. Any policy debt will be reinstated with interest due and accrued.
4. The Policy cannot be reinstated if it has been surrendered for its full cash surrender value.

The amount of cash value on the date of reinstatement will be equal to the amount of the cash value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated in (b) above, plus that part of the deferred sales load (i.e., cash surrender charge) which would apply if the Policy were surrendered on the date of reinstatement. The last addition to the cash value is designed to avoid duplicate cash surrender charges. The original policy date will be used for purposes of calculating the cash surrender charge. If any policy debt was reinstated, that debt will be held in AVLIC's general account. Cash value calculations will then proceed as described under "Determination Of Cash Value" on page 16.

The effective date of reinstatement will be the first monthly activity date on or next following the date of approval by AVLIC of the application for reinstatement.


CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM CHARGE

No premium charges will be deducted from premium payments made during the first policy year prior to their allocation to the selected Subaccounts or the Fixed Account. However, a charge equal to 2.5% of the premium will be deducted from each payment made after the first policy year prior to allocation among the selected Subaccounts to reimburse AVLIC for premium taxes. Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state.

Although no deduction for premium taxes is made from premiums paid during the first policy year, upon surrender, a portion of the cash surrender charge includes a charge for state premium taxes of no greater than 2.5% of the premiums paid. (See "Cash Surrender Charge," page 24). The charges for premium taxes represent an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions.

MONTHLY DEDUCTION

Charges will be deducted on each monthly activity date from the cash value of the Policy to compensate AVLIC for insurance provided. The monthly deduction includes: (a) the cost of insurance for the current policy month, plus (b) one-twelfth of any flat extra rating charge. The monthly deduction will be deducted as of the policy date and on each monthly activity date thereafter. It will be allocated among the Subaccounts or the Fixed Account on a Pro rata basis. Each of these charges is described in more detail below.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each policy month. The net amount at risk on any monthly activity date is the amount by which the death benefit which would have been payable on that monthly activity date exceeds the cash value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, attained age, policy duration and risk class. The rate will vary if the Insured is a smoker or non-smoker or is considered a substandard risk classification and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday risk class, and the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The cost of insurance rate, surrender charges and payment options for policies issued in Massachusetts, Montana and certain other states are on a sex neutral (unisex) basis. Any change in the cost of insurance rates will apply to all persons of the same age, sex and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in death benefit resulting from a change in death benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier. The actual charges made during the Policy year will be shown in the annual report delivered to Policyowners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate, but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each monthly activity date.

DAILY CHARGES AGAINST THE ACCOUNT

A Daily Charge will be deducted from the value of the net assets of the Account to compensate AVLIC for mortality and expense risks assumed and the administrative costs incurred in connection with the Policy. This daily charge from the Account will be at the rate of 0.003288 percent (equivalent to an annual rate of 1.20 percent) of the average daily net assets of the Account. The daily charge will be deducted from the net asset value of the Account, and therefore the Subaccounts, on each valuation date. Where the previous day or days was not a valuation date, the deduction on the valuation date will be
0.003288 percent multiplied by the number of days since the last valuation date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

Of this Daily Charge, .002466 percent (equivalent to an annual rate of 0.90 percent) of the average daily net assets of the Account is deducted to compensate AVLIC for the mortality and expense risk assumed under the Policies. AVLIC believes that this level of charge is reasonable in relation to the risks assumed by AVLIC under the Policies. The mortality risk assumed by AVLIC is that Insureds' may live for a shorter time than assumed, and that an aggregate amount of death benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the Policies.

AVLIC also deducts .000822 percent (equivalent to an annual rate of 0.30 percent) of the average daily net assets of the Account on a daily basis to compensate it for administrative costs in connection with the Policy. AVLIC has primary responsibility for the administration of the Policy and the Account. AVLIC intends to administer the Policy itself through an arrangement whereby AVLIC may purchase some administrative services from Ameritas Life. The services in connection with the Policy involve issuance of the Policy, ordinary ongoing maintenance of the

Policy, and future changes in the Policy initiated by the Policyowner. Administrative expenses in connection with the issuance of the Policy are medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing policy records. Ongoing ordinary administrative expenses expected to be incurred in connection with a Policy include premium billing; recordkeeping; processing death benefit claims, cash surrenders, and policy changes; preparing and mailing reports; and overhead costs. Future changes in the Policy initiated by the Policyowner include changes in the death benefit option. Administrative costs for changing the death benefit option include the cost of processing applications and changing and establishing policy records. The Daily Charge is assessed throughout the life of the Policy. AVLIC does not expect to make a profit on the portion of the charge levied to cover administrative expenses.

TAXES. Currently, no charge will be made against the Account for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from the Account as a portion of the Daily Charge. (See Federal Tax Matters, page 27).


FUND INVESTMENT ADVISORY FEE AND EXPENSES

Because the Account purchases shares of the Funds, the net assets of the Account will reflect the investment advisory fees and other expenses incurred by the Funds. The investment advisers to the Funds will receive compensation with respect to the Funds' portfolios that they advise at a rate which varies by portfolio and the size of that portfolio. (See The Funds, page 8).

AVLIC may receive administrative fees from the investment advisers of certain funds.

CASH SURRENDER CHARGE

If a Policy is surrendered prior to the 7th policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of the premiums actually paid during the first policy year, limited as shown in the policy schedule pages. Paying less premium in the first year generally will have the effect of reducing the cash surrender charge. However, depending upon the investment experience, if the Policyowner chooses to pay less premium in the first year, the cost of insurance charge may increase, the premium tax charge may be greater, the Policy Values may be reduced and there is an increased risk that the Policy will lapse. A portion of the cash surrender charge includes a charge to cover state premium taxes. The remainder of the charge is deducted to compensate AVLIC for the cost of distributing the Policy. The cost includes agents' commissions, the printing of Prospectuses and sales literature, and advertising.

The sales load portion of the cash surrender charge in any policy year is not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early policy years and to recover amounts to pay such expenses over the life of the Policy. AVLIC anticipates that funds generated by the sales loads will not be sufficient to cover distribution expenses. To the extent that sales and distribution expenses exceed sales loads in any year, AVLIC will pay them from its other assets or surplus in its general account, which include amounts derived from mortality and expense risk charges and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Account and the Policyowners.

AVLIC has voluntarily lowered its maximum surrender charge to 9%, which amount will be charged on surrenders during policy years one, two and three. The Policy provides that surrender charges may equal, respectively, 11.5%, 10.5% and 9.5% for the first three years. Thereafter, the cash surrender charge grades to 8.5% in year four, 7% in year five, 5% in year six, 2% in year seven and 0% after the seventh year. The charge allowed by the Policy is based on a 9% sales load and a 2.5% charge for premium tax. The sales load and premium tax components of the cash surrender charge grade down proportionately. There is no cash surrender charge assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of cash value. There is no additional cash surrender charge attributable to payments made after the first policy year. Because the cash surrender charge may be significant upon early surrender, prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period.


TRANSFER CHARGE

A transfer charge of $10.00 may be imposed for each additional transfer among the Subaccounts or the Fixed Account after fifteen per policy year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, it does not expect to make any profit from the transfer charge. This charge will be deducted from the amount transferred. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights. The amount of the transfer charge is guaranteed not to be increased.

PARTIAL WITHDRAWAL CHARGE

A charge will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. The charge will be deducted from the amount of the withdrawal. The current charge made will be the lesser of 2% of the amount withdrawn or $25. This charge is guaranteed not to be more than the lesser of $50 or 2% of the amount withdrawn. AVLIC does not expect to make any profit from the partial withdrawal charge.



GENERAL PROVISIONS

THE CONTRACT

The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.


CONTROL OF POLICY

The  Policyowner  is  as  shown  in  the   application  or  subsequent   written
endorsement.  Subject  to the  rights  of any  irrevocable  beneficiary  and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.


BENEFICIARY

The Policyowner may name both primary and contingent beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.


CHANGE OF BENEFICIARY

The Policyowner may change the beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.



CHANGE IN OWNER OR ASSIGNMENT

In order to change the owner of the Policy or assign policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.



PAYMENT OF PROCEEDS

The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any death benefit proceeds shall be paid in one sum to the designed beneficiary unless an optional method of payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the owner's estate. Any proceeds payable on the Maturity Date or upon full surrender shall be paid in one sum unless an optional method of payment is elected.

INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the policy date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable only after having been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.


MISSTATEMENT OF AGE, SEX, OR SMOKING

If the age, sex, or smoking habits of the Insured have been misstated, the amount of the death benefit and cash values under the Policy will be adjusted. The death benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates. The adjustment in the cash value will be the difference between the cost of insurance deductions that were made and those that should have been made.



SUICIDE

Suicide within two years of the policy date is not covered by the Policy, unless otherwise provided by state law. If the Insured, while sane or insane, commits suicide within two years after the policy date, AVLIC will pay only the premiums received, less any partial withdrawals and any outstanding policy debt. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further, that suicide by an insane person is not a defense to the payment of Accidental Death Benefits unless the insane person intended suicide when the Insured applied for the Policy.



POSTPONEMENT OF PAYMENTS

Payment of any amount upon complete surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever:
(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or, (iv) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.


ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER)

Upon satisfactory proof of terminal illness and after the two-year contestable period (no waiting period in certain states), AVLIC will accelerate the payment of up to 50% of the lowest scheduled death benefit as provided by eligible coverage, less an amount up to two guideline level premiums. Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates.

AVLIC may charge the lesser of 2% of the benefit or $50 as a withdrawal charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the insured or the Policyowner stating that the insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the policy was in force.

The accelerated benefit first will be used to repay an outstanding policy loans and unpaid loan interest, and will also affect future loans, partial withdrawals, and surrenders. The accelerated benefit will be treated as a lien against the death benefit policy value and will thus reduce the proceeds payable on the death of the insured.

There is no extra premium for this rider. This rider is not available in all states.

EXTENDED MATURITY RIDER - This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Cash Surrender Value is greater than zero, the policy may remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other policy provisions not specifically noted herein will remain in effect while the policy continues in force. Interest on policy loans will continue to accrue and become part of the policy debt. This rider does not extend the original Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

There is no extra premium for this rider. This rider is not available in all states.

The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider. There may be tax consequences to the election of this rider.



REPORTS AND RECORDS

AVLIC will maintain all records relating to the Account and will mail to the Policyowner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current cash value, cash surrender value, death benefit, premiums paid, outstanding policy debt and other information. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.



DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp., a wholly-owned subsidiary of Ameritas Life and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. Ameritas Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983, and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. Ameritas Investment Corp. offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs.

The Policies are sold by individuals who are Registered Representatives of Ameritas Investment Corp. and who are licensed as life insurance agents for AVLIC. In addition, Ameritas Investment Corp. has entered into agreements with other registered broker/dealers to permit their Registered Representatives to sell the Policies subject to applicable law.

Registered Representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions will equal, at most, 5% of premiums paid in the first policy year. Further, Registered Representatives who meet certain production standards may receive additional compensation and managers receive override commission with respect to the policies.



FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy. This discussion is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the` Service'). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. The following summary does not purport to be complete or to cover all situations.

Special rules not described in this Prospectus may be applicable in certain situations. Specifically, this discussion does not address tax provisions that may be applicable if the Policyowner is a corporation. Moreover, no attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Charge," page 22) laws.

Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased.

(a) Taxation of AVLIC. After AVLIC issues the Policies, AVLIC believes it will be taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). At that time, since the Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a 'regulated investment company' under Subchapter M of the Code.

        Net investment income and realized net capital gains on the assets of the Account are reinvested and are taken into account in determining the death benefit and cash value of the Policy. As a result, such net investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. AVLIC believes that Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

        AVLIC does not currently expect to incur any federal income tax liability attributable to the Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

        AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in various states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to the Account, if any, may be assessed against the Account.

(b) MODIFIED ENDOWMENT CONTRACT. The Code (Section 7702 A) also states that a Policy becomes a "modified endowment contract" if it does not meet a 7-pay premium test described in the section. Because this Policy is designed to operate generally as a single premium contract, it does not meet that test. While gains remaining in the Policy continue to be tax deferred, distributions such as partial or full surrenders, assignments, policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy.

(c) TAX PENALTY ON EARLY WITHDRAWALS. A 10% penalty tax also applies to the taxable portion of any distribution such as prior to the Policyowner reaching age 59 1/2. The 10% penalty tax does not apply if the Policyowner is disabled as defined under the code or if the distribution is paid out in the form of a life annuity on the life of the Policyowner or the joint lives of the Policyowner and beneficiary.

(d) TAX STATUS OF THE POLICY. The Code (Section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the cash value to the death benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the death benefit of a Policy is decreased, the applicable definitional limitations may change. In the case of a decrease in the death benefit, a partial surrender, a change from Option B to Option A, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the Section 7702 definitional limitations on premiums and cash values, the Policyowner must include in ordinary income (to the extent of any gain in the Policy) certain amounts prescribed in Section 7702 definitional limitations on premiums and cash values, the Policyowners must include in ordinary income (to the extent of any gain in the Policy) certain amounts prescribed in
        Section 7702 which are so distributed.

        The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Account to be 'adequately diversified' in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Funds' assets may be invested. Although AVLIC does not control the Funds, it has entered into agreements regarding participation in the Funds, which require the Funds to be operated in compliance with the requirements prescribed by the Treasury. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

        In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard are expected in the near future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Owner from being considered the owner of the assets of the Separate Account.

        The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(e) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the death benefit payable under either death benefit option under the Policy will be excludable from the gross income of the beneficiary under
        Section 101(a)(1) of the Code, and the Policyowner will not be deemed to be in constructive receipt of the cash value under the Policy until its actual surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduce future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

        Loans received from a MEC will be considered distributions to the extent of any gain under the Policy. Generally, interest paid on any loan under a Policy owned by an individual will not be tax deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to Policies covering such individual exceeds $50,000. Further, even as to interest on loans up to $50,000 per such individual, such interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance contract. Policyowners should consult a competent tax advisor as to whether the Policy would be so deemed. See "Tax Status of the Policy" above for a discussion of potential changes to the tax treatment of loans and withdrawals.

        The right to exchange the Policy for a non-variable life insurance policy (see Exchange Privilege, page 20), may have tax consequences and, the right to change owners (see General Provisions, page 25), and the provision for partial withdrawals (see Surrenders, page 18) will have tax consequences. Upon complete surrender or when maturity benefits are paid, if the amount received plus any outstanding policy debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

        Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policyowner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.



SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the general account assets. AVLIC maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.


VOTING RIGHTS

All of the assets held in the Subaccounts of the Account will be invested in shares of the corresponding portfolios of the Funds. AVLIC is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the Funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners. The number of votes for which each Policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the Funds. AVLIC will furnish Policyowners with the proper forms, materials and reports to enable them to give it these instructions.

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Policy's cash value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Funds in its own right.

Matters on which Policyowners may give voting instructions include the following: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant of the Fund; (3) approval of the Investment Advisory Agreement for the Portfolio(s) of the Fund corresponding to the Policyowner's selected Subaccount; and

(4) any change in the fundamental investment policies of the Portfolio(s) corresponding to the Policyowner's selected Subaccount(s).

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for a Fund, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.


STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Account and certifies their adequacy.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.


EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

Shows name and position(s) with AVLIC* followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD & CHIEF EXECUTIVE OFFICER Director, Chairman of the Board, and Chief Executive Officer: ALIC**, First Ameritas Life Insurance Corp. of New York.; Director, Chairman of the Board, President, and Chief Executive Officer: Pathmark Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc.; Director and Chairman of the
Board: Veritas Corp., Ameritas Investment Corp., Ameritas Investment Advisors, Inc., FMA Realty Inc.; Director, Chairman, President, Chief Executive Officer:
Lincoln Gateway Shopping Center, Inc.; Director: Ameritas Bankers Assurance Company, Ameritas Managed Dental Plan, Inc.

KENNETH C.  LOUIS, DIRECTOR, PRESIDENT & CHEIF OPERATING OFFICER
President and Chief  Operating  Officer:  ALIC;  Director:  First  Ameritas Life
Insurance Corp. of New York, Ameritas Investment Advisors, Inc., Ameritas Investment Corp., Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc., FMA Realty, Inc., Lincoln Gateway Shopping Center, Inc., Pathmark Assurance Company, Ameritas Managed Dental Plan, Inc.

NORMAN M. KRIVOSHA, DIRECTOR, SECRETARY
Executive Vice President, Secretary & Corporate General Counsel: ALIC; Director,
Secretary: Ameritas Investment Advisors Inc., Ameritas Investment Corp., BLN Financial Services, Inc., Ameritas Bankers Assurance Company, Veritas Corp., Pathmark Assurance Company, Bankers Life Nebraska Company; Armenta Corp., FMA Realty, Inc.; Ameritas Managed Dental Plan, Inc.; Vice President, Secretary & General Counsel: First Ameritas Life Insurance Corp. of New York; Secretary:
Lincoln Gateway Shopping Center, Inc.

JON C. HEADRICK, TREASURER
Executive Vice President-Investments and Treasurer: ALIC; Treasurer to: Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, Pathmark Assurance Company, First Ameritas Life Insurance Corp. of New York, Ameritas Managed Dental Plan, Inc.; Director, Vice President and Treasurer to:
BLN Financial Services Inc.; Director, President and Treasurer: FMA Realty Inc., Armenta Corp.; Director, President, Chief Executive Officer, and Treasurer:
Ameritas  Investment  Corp.;  Director,  President and Chief Executive  Officer:
Ameritas Investment Advisors Inc.

JAMES R. HAIRE, DIRECTOR, VICE PRESIDENT
Senior  Vice  President-Corporate  Actuary  and  Strategic  Development:   ALIC;
Director: Pathmark Assurance Co.; Director and Vice President: First Ameritas Life Insurance Corp. of New York.

JOANN MARTIN, DIRECTOR, COMPTROLLER
Senior Vice  President-Controller  and Chief Financial Officer:  ALIC; Director:
Ameritas Managed Dental Plan, Inc., Ameritas Investment Advisors, Inc., Ameritas Investment Corp., BLN Financial Services, Inc., FMA Realty, Inc.; Comptroller to: Veritas Corp., Bankers Life Nebraska Company, Pathmark Assurance Company; Director, Treasurer: Lincoln Gateway Shopping Center Inc.; Director,
Comptroller, Assistant Secretary: Ameritas Bankers Assurance Company; Vice President, Comptroller: First Ameritas Life Insurance Corp. of New York.

THOMAS D. HIGLEY, VICE PRESIDENT AND ACTUARY
Vice President - Individual Financial Operations and Actuarial, ALIC; Vice President and Actuary: First Ameritas Life Insurance Corp. of New York; Director, Vice President and Actuary, Ameritas Bankers Assurance Company.

WAYNE E. BREWSTER, VICE PRESIDENT-VARIABLE SALES
Vice President-Variable Sales: ALIC.

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY Vice President, Corporate Compliance & Assistant Secretary: ALIC; Ameritas Investment Advisors, Inc., Ameritas Investment Corp., First Ameritas Life Insurance Corp. of New York; Assistant Vice President & Assistant Secretary:
Bankers Life Nebraska Company, Pathmark Assurance Company.

* The principal business address of each person listed is Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 81889 Lincoln, Nebraska 68501.
**     Ameritas Life Insurance Corp.
*** Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.


LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Director and Secretary of AVLIC.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Account.

EXPERTS

The financial statements of AVLIC as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994 and the financial statements of the Account as of December 31, 1994 and for each of the three years in the period then ended, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

                          Independent Auditors' Report


Board of Directors
Ameritas Variable Life
   Insurance Company
Lincoln, Nebraska

   We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 1, 1994, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1994, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 1, 1995

                     AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1994


ASSETS
INVESTMENTS AT NET ASSET VALUE:
  Variable Insurance Products Fund:
    Money Market Portfolio - 6,247,661.970 shares at
      $1.00 per share (cost $6,247,662)                       $  6,247,662
    Equity Income Portfolio - 410,159.302 shares at
      $15.35 per share (cost $5,539,697)                         6,295,945
    Growth Portfolio - 569,981.087 shares at
      $21.69 per share (cost $10,666,166)                       12,362,890
    High Income Portfolio - 276,041.963 at
      $10.76 per share (cost $2,889,687)                         2,970,211
    Overseas Portfolio - 316,186.952 shares at
      $15.67 per share (cost $4,703,647)                         4,954,650
  Variable Insurance Products Fund II:
    Asset Manager Portfolio - 1,171,722.945 shares at
      $13.79 per share (cost $15,864,705)                       16,158,059
    Investment Grade Bond Portfolio - 82,319.293 shares at
      $11.02 per share (cost $967,658)                             907,159
  Alger American Fund:
    Small Capitalization Portfolio - 156,146.723 shares at
      $27.31 per share (cost $4,083,316)                         4,264,367
    Growth Portfolio - 87,011.270 shares at
      $23.13 per share (cost $1,930,745)                         2,012,571
    Income and Growth Portfolio - 23,109.060 shares at
      $13.30 per share (cost $326,379)                             307,350
    Midcap Growth Portfolio - 40,556.228 shares at
      $13.46 per share (cost $522,284)                             545,887
    Balanced Portfolio - 11,683.157 shares at
      $10.80 per share (cost $126,560)                             126,178
  Dreyfus Stock Index Fund:
    Stock Index Fund Portfolio - 74,453.907 shares at
      $12.94 per share (cost $1,052,851)                           963,434
                                                               -------------
       NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS         $ 58,116,363
                                                               =============


The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                         FOR THE YEAR ENDED DECEMBER 31,


                                                  1994            1993          1992
                                             --------------   ------------  -------------

INVESTMENT INCOME
  Dividend Distributions received           $     799,210    $   499,740   $    270,834
EXPENSE
  Charges to policyowners for assuming
  mortality and expense risk (Note B)             465,706        260,944        121,652
                                             --------------  -------------  -------------
       INVESTMENT INCOME - NET                    333,504        238,796        149,182
                                             --------------  -------------  -------------
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
  Capital Gain Distributions received           1,403,280        292,625        121,808
  Unrealized increase/(decrease)               (2,469,056)     3,683,814        983,400
                                             --------------  -------------  -------------
       NET GAIN/(LOSS) ON INVESTMENTS          (1,065,776)     3,976,439      1,105,208
                                             --------------  -------------  -------------
       NET (DECREASE)/INCREASE IN NET
       ASSETS RESULTING FROM OPERATIONS          (732,272)     4,215,235      1,254,390

NET INCREASE IN NET ASSETS RESULTING
  FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS (NOTE B)                 21,904,104     14,840,992      8,433,982
                                             --------------  -------------  -------------
       TOTAL INCREASE IN NET ASSETS            21,171,832     19,056,227      9,688,372

NET ASSETS
  Beginning of period                          36,944,531     17,888,304      8,199,932
                                             --------------  -------------  -------------
  End of period                            $   58,116,363   $ 36,944,531   $ 17,888,304
                                             ==============  =============   ===========





The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------
     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC). The assets of the account are segregated from AVLIC's other assets and are used only to support variable products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1994, there are thirteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and two invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company.
     Five of the subaccounts invest only in a corresponding Portfolio of Alger
     American  Fund  which  is  a  diversified   open-end management investment
     company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Wells Fargo Nikko Investment Advisors. All four funds are registered under the Investment Company Act of 1940, as amended. Each portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.


B.   POLICYHOLDER CHARGES:
     ---------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



C.   DISSOLUTION OF ZERO COUPON BOND PORTFOLIO:
     ------------------------------------------

     The Zero Coupon Bond Portfolio managed by Fidelity Management and Research Company was closed by the fund manager effective December 30, 1992. These funds had been unavailable to new policyowners or for transfers since
     May 1, 1991. A substitution order from the Securities and Exchange Commission allowed the transfer of accumulated values invested in the 1993 Zero Coupon Bond subaccount to the Money Market subaccount of the Variable Insurance Products Fund and the transfer of accumulated values in the 1998 and 2003 Zero Coupon Bond subaccounts to the Investment Grade Bond subaccount of the Variable Insurance Products Fund II on December 30, 1992.

D.   PLAN FOR MERGER:
     ----------------

     In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

E.   INFORMATION BY FUND:
     --------------------
                                                                    Alger American Fund
                                  -----------------------------------------------------------------------------------------
                                                                         Income and           Midcap
                                      Small Cap         Growth             Growth             Growth          Balanced
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-93             $    2,431,108   $     513,578      $      155,544      $     91,469      $    12,416
    Distributed Earnings                197,447          56,309              12,250               805            1,173
    Mortality Risk Charge               (28,810)        (10,955)             (2,338)           (2,777)            (667)
    Unrealized increase/(decrease)     (212,648)         11,388             (27,043)           15,802             (793)
    Net premium transferred           1,877,270       1,442,251             168,937           440,588          114,049
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-94             $    4,264,367   $   2,012,571      $      307,350      $    545,887      $   126,178
                                  ================ =================  =================   ===============   ===============




                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-93             $    3,302,391   $    4,081,214     $    8,666,232      $   2,112,409     $  2,627,460
    Distributed Earnings                227,947          343,291            540,322            192,676           16,253
    Mortality Risk Charge               (53,086)         (50,692)           (97,597)           (24,422)         (41,486)
    Unrealized increase/(decrease)          ---          (10,817)          (430,322)          (216,500)         (57,561)
    Net premium transferred           2,770,410        1,932,949          3,684,255            906,048        2,409,984
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-94             $    6,247,662   $    6,295,945     $   12,362,890      $   2,970,211    $   4,954,650
                                  ================ =================  =================   ===============   ===============


                                          Variable Insurance
                                           Products Fund II                Dreyfus
                                   ----------------------------------- -----------------
                                        Asset           Investment           Stock
                                       Manager         Grade Bond         Index Fund                           TOTAL

                                  ---------------- -----------------  -----------------                    ---------------
    Balance 12-31-93             $   11,412,386   $    1,069,216     $      469,108                       $  36,944,531
    Distributed Earnings                589,342            2,944             21,731                           2,202,490
    Mortality Risk Charge              (133,984)         (12,468)            (6,424)                           (465,706)
    Unrealized increase/(decrease)   (1,465,271)         (53,875)           (21,416)                         (2,469,056)
    Net premium transferred           5,755,586          (98,658)           500,435                          21,904,104
                                  ---------------- -----------------  -----------------                     --------------
    Balance 12-31-94             $   16,158,059   $       907,159    $      963,434                       $  58,116,363
                                  ================ =================  =================                     ==============




                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



E.   INFORMATION BY FUND:
     --------------------
                                                                    Alger American Fund
                                  -----------------------------------------------------------------------------------------
                                                                         Income and           Midcap
                                      Small Cap         Growth             Growth             Growth(1)       Balanced(2)
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-92             $      596,677   $      56,046      $       37,708      $        ---      $        ---
    Distributed earnings                    ---             189                 218               922               ---
    Mortality risk charge               (12,717)         (2,485)               (775)             (191)              (42)
    Unrealized increase/(decrease)      298,611          64,901               6,462             7,801               411
    Net premium transferred           1,548,537         394,927             111,931            82,937            12,047
                                  ---------------- -----------------  -----------------   ---------------   --------------
    Balance 12-31-93             $    2,431,108   $     513,578      $      155,544      $     91,469      $     12,416
                                  ================ =================  =================   ===============   ==============




                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    2,600,260   $    2,476,762     $    5,152,469      $     857,133     $    586,673
    Distributed earnings                 84,138           89,586            125,620             82,061           15,219
    Mortality risk charge               (26,767)         (33,306)           (67,253)           (17,034)         (13,317)
    Unrealized increase/(decrease)          ---          430,027          1,063,056            215,584          333,367
    Net premium transferred             644,760        1,118,145          2,392.340            974,665        1,705,518
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-93             $    3,302,391   $    4,081,214     $    8,666,232      $   2,112,409     $  2,627,460
                                  ================ =================  =================   ===============   ===============




                                         Variable Insurance
                                          Products Fund II                 Dreyfus

                                  ----------------------------------- -----------------
                                       Asset           Investment           Stock
                                      Manager          Grade Bond         Index Fund                           TOTAL

                                  ---------------- -----------------  -----------------                    ----------------

    Balance 12-31-92             $    4,852,263   $      510,803     $      161,510                       $   17,888,304
    Distributed earnings                237,544           60,677             96,191                              792,365
    Mortality risk charge               (74,672)          (9,236)            (3,149)                            (260,944)
    Unrealized increase/(decrease)    1,317,267           15,527            (69,200)                           3,683,814
    Net premium transferred           5,079,984          491,445            283,756                           14,840,992
                                  ---------------- -----------------  -----------------                     ---------------
    Balance 12-31-93             $   11,412,386   $    1,069,216     $      469,108                       $   36,944,531
                                  ================ =================  =================                     ===============



    (1) Commenced business 06/17/93.
    (2) Commenced business 06/28/93.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994


E.   INFORMATION BY FUND:
     --------------------


                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------


    Balance 12-31-91             $    1,221,511   $    1,553,786     $    2,947,040      $     290,693     $     250,623
    Distributed earnings                 84,230           63,812             72,609             29,542             3,800
    Mortality risk charge               (24,206)         (18,988)           (36,300)            (5,602)           (3,749)
    Realized gain/(loss)
      on distribution                       ---              ---                ---                ---                ---
    Unrealized increase/(decrease           ---          243,041            394,360             65,738           (48,827)
    Net premium transferred           1,318,725          635,111            635,111            476,762           384,826
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    2,600,260   $    2,476,762     $    5,152,469      $     857,133     $     586,673
                                 ================ =================   =================   ===============   ===============



                                        Variable Insurance
                                         Products Fund II                         Zero Coupon Bond Fund (5)
                                  ----------------------------------  ----------------------------------------------------
                                       Asset           Investment
                                      Manager          Grade Bond           1993               1998              2003

                                  ---------------- -----------------  -----------------   ---------------  ---------------

    Balance 12-31-91             $    1,679,178   $       40,920     $       44,420      $     85,185     $       86,576
    Distributee earnings                 97,937           31,832              2,437             1,254              1,306
    Mortality risk charge               (27,359)          (1,848)              (347)             (550)              (691)
    Realized gain/(loss)
      on distribution                       ---              ---               (724)           10,008             12,062
    Unrealized increase/(decrease)      246,506          (22,909)              (152)           (8,710)           (10,369)
    Net premium transferred           2,856,001          462,808            (45,634)          (87,187)           (88,884)
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    4,852,263   $      510,803     $          ---      $        ---     $          ---
                                  ================ =================  =================   ===============   ===============



                                                  Alger American Fund                        Dreyfus
                                  -----------------------------------------------------   ---------------------------------
                                                                         Income and           Stock
                                    Small Cap(1)      Growth(2)          Growth (3)        Index Fund(4)         TOTAL
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-91             $          ---   $         ---      $          ---      $        ---      $   8,199,932
    Distributed earnings                    ---             ---                 ---             3,883            392,642
    Mortality risk charge                (1,586)           (114)                (45)             (267)          (121,652)
    Realized gain/(loss)
      on distribution                       ---             ---                  ---              ---             21,346
    Unrealized increase/(Decrease)       95,088           5,537                1,552            1,199            962,054
    Net premium transferred             503,175          50,623               36,201          156,695          8,433,982
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $      596,677   $      56,046      $        37,708     $    161,510      $  17,888,304
                                  ================ =================  =================   ===============   ===============



    (1) Commenced business 06/05/92.  (4) Commenced business 05/19/92.
    (2) Commenced business 05/29/92.  (5) Zero Coupon Bond funds closed by fund
    (3) Commenced busniess 05/20/92.      manager effective 12/30/92.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                  JUNE 30, 1995


ASSETS
INVESTMENTS AT NET ASSET VALUE:
  Variable Insurance Products Fund:
  ---------------------------------
    Money Market Portfolio - 6,551,977.180 shares at
      $1.00 per share (cost $6,551,977)                                    $  6,551,977
    Equity Income Portfolio - 535,943.192 shares at
      $16.89 per share (cost $7,538,628)                                      9,052,081
    Growth Portfolio - 630,456.322 shares at
      $26.70 per share (cost $12,061,809)                                    16,833,184
    High Income Portfolio - 398,014.509 at
      $11.19 per share (cost $4,157,689)                                      4,453,782
    Overseas Portfolio - 367,670.267 shares at
      $16.19 per share (cost $5,440,713)                                      5,952,582
  Variable Insurance Products Fund II:
  ------------------------------------
    Asset Manager Portfolio - 1,237,166.357 shares at
      $14.33 per share (cost $16,751,909)                                    17,728,594
    Investment Grade Bond Portfolio - 102,502.882 shares at
      $11.76 per share (cost $1,192,088)                                      1,205,434
  Alger American Fund:
  --------------------
    Small Capitalization Portfolio - 194,281.254 shares at
      $36.02 per share (cost $5,252,336)                                      6,998,011
    Growth Portfolio - 126,367.792 shares at
      $28.60 per share (cost $2,923,647)                                      3,614,119
    Income and Growth Portfolio - 36,704.822 shares at
      $16.84 per share (cost $521,606)                                          618,109
    Midcap Growth Portfolio - 82,090.271 shares at
      $17.12 per share (cost $1,133,877)                                      1,405,385
    Balanced Portfolio - 16,746.949 shares at
      $12.59 per share (cost $185,566)                                          210,844
  Dreyfus Stock Index Fund:
  -------------------------
    Stock Index Fund Portfolio - 94,791.022 shares at
      $15.34 per share (cost $1,346,721)                                      1,454,094
                                                                            -----------
       NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                      $ 76,078,196
                                                                            ===========


The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                       FOR THE SIX MONTHS ENDED JUNE 30,
                                  (Unaudited)


                                                  1995            1994
                                            ---------------  --------------
INVESTMENT INCOME
  Dividend distributions received          $      984,106   $    566,381
EXPENSE
  Charges to policyowners for assuming
  mortality and expense risk (Note B)             313,108        206,755
                                            ---------------  --------------
       INVESTMENT INCOME - NET                    670,998        359,626
                                            ---------------  --------------
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
  Capital gain distributions received             382,049      1,398,987
  Unrealized increase/(decrease)                7,824,624     (4,231,961)
                                            ---------------  --------------
       NET GAIN/(LOSS) ON INVESTMENTS           8,206,673     (2,832,974)
                                            ---------------  --------------
       NET (DECREASE)/INCREASE IN NET
       ASSETS RESULTING FROM OPERATIONS         8,877,671     (2,473,348)

NET INCREASE IN NET ASSETS RESULTING
  FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS (Note B)                  9,084,162     13,033,162
                                            ---------------  --------------
       TOTAL INCREASE IN NET ASSETS            17,961,833     10,559,814

NET ASSETS
  Beginning of period                          58,116,363     36,944,530
                                            ---------------  --------------
  End of period                            $   76,078,196   $ 47,504,344
                                            ===============  ==============

The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1995


                                   (UNAUDITED)


A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------
     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At June 30, 1995, there are thirteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and two invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Five of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Wells Fargo Nikko Investment Advisors. All four funds are registered under the Investment Company Act of l940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.


B.   BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:
     ----------------------------------------------------------------

     Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim peirod are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1994 and 1993.


C.   PLAN FOR MERGER:
     ----------------
     In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska. The merger was subsequently postponed until May 1, 1996.

                          Independent Auditors' Report




Board of Directors
Ameritas Variable Life
 Insurance Company
Lincoln, Nebraska


  We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1994 and 1993, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with statutory accounting principles which are considered generally accepted accounting principles for mutual life insurance companies and their insurance subsidiaries.

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 1, 1995

                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                 BALANCE SHEET
                                        (Columnar amounts in thousands)


                                                                                  December 31,
                                                                          --------------------------
                                                                              1994           1993
                             ASSETS                                       -----------     ----------
                             ------
     Investments:
       Bonds (Note C)                                                   $     34,607    $    23,974

       Short-term investments                                                  7,714         19,273
       Loans on life insurance policies                                        1,597          1,021
                                                                           ---------      ---------
      Total investments                                                       43,918         44,268

     Cash                                                                        431          1,161
     Accrued investment income                                                   774            676
     Reinsurance Recoverable - affiliates  (Note E)                              467              -
     Other assets                                                                129             97
     Separate Accounts  (Note F)                                             462,886        325,088
                                                                           ---------      ---------
                                                                        $    508,605    $   371,290
                                                                           =========      =========
   LIABILITIES AND STOCKHOLDER'S EQUITY
   ------------------------------------
     LIABILITIES:

     Life and annuity reserves                                          $     30,578    $    31,261
     Funds left on deposit with the company                                      142             97
     Interest maintenance reserve                                                 36             31
     Accounts payables - affiliates  (Note E)                                    884          1,570
     Income tax payable-affiliates                                                36            109
     Accrued professional fees                                                    11             40
     Sundry current liabilities -
       Cash with applications                                                    562          1,995
       Other                                                                     692            394
     Valuation Reserve                                                           163            100
     Separate Accounts  (Note F)                                             462,886        325,088
                                                                           ---------      ---------
                                                                             495,990        360,685
                                                                           ---------      ---------


   STOCKHOLDER'S EQUITY:

     Common stock, par value $100 per share;                                   4,000          4,000
       authorized 50,000 shares, issued and
       outstanding 40,000 shares
     Additional paid-in capital                                               29,700         23,700
     Deficit                                                                 (21,085)       (17,095)
                                                                           ----------     ----------
                                                                              12,615         10,605
                                                                           ----------     ----------

                                                                        $    508,605    $    371,290
                                                                           ==========     ==========

The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                                 (in thousands)







                                                                            Year Ended December 31,
                                                                    --------------------------------------
                                                                         1994        1993          1992
                                                                    ------------  -----------   ----------

INCOME:
  Premium income                                                   $    174,085  $   155,166  $    84,181
  Less reinsurance:  (Note E)
     Yearly renewable term                                               (1,333)        (843)        (293)
     Fixed account                                                            -            -       (3,840)
                                                                    ------------   -----------   ---------
       Net premium income                                               172,752      154,323       80,048
  Net investment income  (Note D)                                         3,050        2,897        1,732
  Miscellaneous insurance income                                          1,398          459          596
                                                                    ------------   -----------   ---------
                                                                        177,200      157,679       82,376
                                                                    ------------   -----------   ---------
EXPENSES:

  Increase (Decrease) in reserves                                          (637)       1,717       28,671
  Benefits to policyowners                                               19,012        8,128        3,902
  Redemptions from fixed  account                                             -            -      (25,831)
  Commissions                                                            15,799       13,080        7,733
  General insurance expenses  (Note E)                                    6,403        4,216        3,583
  Taxes, licenses and fees                                                1,183          829          447
  Net premium transferred to
   Separate Accounts  (Note F)                                          139,974      136,451       71,043
                                                                    ------------   -----------  ----------
                                                                        181,734      164,421       89,548
(Loss) before income taxes                                          ------------   -----------  ----------
    and realized capital gains                                           (4,535)      (6,742)      (7,172)


Income Taxes (benefit)-current                                             (611)      (1,501)      (1,844)
                                                                    ------------   -----------   ---------
(Loss) before realized capital gains                                     (3,923)      (5,241)      (5,328)

Realized  capital  gains  (net of tax of $11,  $19  and $0
   and  $12,  $32 and $0 transfers to interest maintenance
   reserve for 1994, 1993 and 1992 , respectively)                           (2)           1            -
                                                                    ------------    ----------    --------
Net (loss)                                                         $     (3,925)  $   (5,240)   $  (5,328)
                                                                    ============    ==========    ========





The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (in thousands, except shares)





                                                                                   Additional
                                                             Common Stock           Paid in
                                                         Shares        Amount       Capital        Deficit       Total
                                                      ------------   -----------  -----------    -----------   ----------
BALANCE, January 1, 1992                                 40,000     $    4,000   $   13,200     $   (6,492)  $    10,708

   Decrease in non-admitted assets                            -              -            -             65           65

   Transfer to  Valuation Reserve                             -              -            -            (38)         (38)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        5,000              -        5,000

   Net (loss)                                                 -              -            -         (5,328)      (5,328)
                                                       ---------    -----------   ----------     -----------   ----------
BALANCE, December 31, 1992                               40,000    $     4,000   $   18,200     $  (11,793)  $   10,407

   Transfer to  Valuation Reserve                             -              -            -            (62)         (62)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        5,500              -        5,500

   Net (loss)                                                 -              -            -         (5,240)      (5,240)
                                                       ---------    ------------  ----------      ----------    ---------
BALANCE, December 31, 1993                               40,000          4,000       23,700        (17,095)      10,605

   Increase in non-admitted assets                            -              -            -             (2)          (2)

   Transfer to  Valuation Reserve                             -              -            -            (63)         (63)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        6,000              -        6,000

   Net (loss)                                                 -              -            -         (3,925)      (3,925)
                                                       ----------   ------------   ----------     ----------   ----------
BALANCE, December 31, 1994                               40,000    $     4,000   $   29,700    $   (21,085)  $   12,615

                                                       ==========   ============   ==========     ==========   ==========




The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                 (in thousands)



                                                                         Year Ended December 31,
                                                                         -----------------------
                                                               1994              1993                1992
                                                         ----------------   ----------------     -------------
OPERATING ACTIVITIES:

  Net premium income received                          $       172,701     $      154,408    $        80,037
  Miscellaneous insurance income                                 1,398                459                596
  Net investment income received                                 2,899              2,848              1,714
  Net premium transferred to Separate Accounts                (140,161)          (136,451)           (71,043)
  Benefits paid to policyowners                                (18,944)            (8,207)            (3,823)
  Redemptions from fixed account                                     -                  -              1,931
  Commissions                                                  (15,799)           (13,080)            (7,659)
  Expenses and taxes                                            (7,547)            (4,939)            (3,950)
  Net increase in policy loans                                    (576)              (592)               (99)
  Income taxes                                                     527              1,630              1,805
  Other operating income and disbursements                      (2,222)               270              2,496
                                                          ---------------    ---------------     -------------
  Net cash (used in) provided by operating activities           (7,724)            (3,654)             2,005
                                                          ---------------    ---------------     -------------
INVESTING ACTIVITIES:
  Maturity of bonds                                              5,108              8,266              3,069
  Purchase of Investments                                      (15,673)            (1,460)              (448)
                                                          ---------------    ---------------     -------------
Net cash (used in) provided by investing activities            (10,565)             6,806              2,621
                                                          ---------------    ---------------     -------------
FINANCING ACTIVITIES:
  Capital Contribution                                           6,000              5,500              5,000
                                                          ---------------    ---------------     -------------
NET INCREASE (DECREASE) IN CASH AND
     SHORT TERM INVESTMENTS                                    (12,289)             8,652              9,626

CASH AND SHORT TERM INVESTMENTS -
     BEGINNING OF YEAR                                          20,434             11,782              2,156
                                                          ---------------    ---------------     -------------
CASH AND SHORT TERM INVESTMENTS -
     END OF YEAR                                         $       8,145      $      20,434       $     11,782
                                                          ===============    ===============     =============





The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)

A. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ---------------------------------------------------------------------

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of Ameritas Life Insurance Corp.(ALIC), a mutual life insurance company. The Company began issuing variable life insurance and variable annuity policies in 1987. The variable life and variable annuity policies are not participating with respect to dividends.

The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The Financial Accounting Standards Board (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

The principal accounting and reporting practices followed are:

INVESTMENTS-Bonds and short-term investments earning interest are carried at amortized cost which, for short-term investments, approximates market. It is management's intent to hold fixed maturity securities to maturity; thus, adjustment to market value is not considered appropriate. Separate account assets are carried at market. Realized gains and losses are determined on the basis of specific identification. At December 31, 1994, the Company had securities with a book value of $3,278 and market value of $3,149 on deposit with various State Insurance Departments.

ACQUISITION COSTS - Commissions, underwriting and other costs of issuing new policies as well as maintenance and settlement costs are reported as costs of insurance operations in the period incurred.

PREMIUMS - Premiums are reported as income when collected over the premium paying periods of the policies. Premium income consists of:



                                       Year Ended December 31,
                                 1994          1993            1992
                              ----------    -----------     -----------
                   Life      $  31,980     $   20,591      $   11,693
                   Annuity     142,105        134,575          72,488
                              ----------    -----------     -----------
                             $ 174,085     $  155,166      $   84,181
                              ==========    ===========     ===========


POLICY RESERVES - Generally, reserves for variable life and annuity policies are established and maintained on the basis of each policyholder's interest in the account values of Separate Accounts V and VA-2. However, reserves established for certain annuity products are determined on the basis of the Commissioner's Annuity Reserve Valuation Method (CARVM) reserving method which approximates surrender values. The account values are net of applicable cost of insurance and other expense charges. The cost of insurance has been developed by actuarial methods. The Company uses the mortality rates from the Commissioners 1980
Standard Ordinary Smoker and Non- Smoker, Male and Female Mortality Tables in computing minimum values and reserves. Policy reserves are also provided for amounts held in the general accounts consistent with requirements of the Nebraska Department of Insurance.

INTEREST MAINTENANCE RESERVE - The interest maintenance reserve is calculated based on the prescribed methods developed by the NAIC. This reserve is used to accumulate realized gains and losses resulting from interest rate changes on fixed income investments. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization for the years ended December 31, 1994 and 1993 was $5 and $1, respectively. There was no amortization for the year ended December 31, 1992.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992


A. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ---------------------------------------------------------------------
  (Continued)

  VALUATION  RESERVE  -  Valuation reserves are  a  required   appropriation  of
  Stockholder's Equity to provide for possible losses that may occur on certain investments held by the Company. The appropriation (Asset Valuation Reserve) is based on the holdings of bonds, stocks, mortgages, real estate and short-term investments. Realized and unrealized gains and losses, other than those resulting from interest rate changes, are added or charged to the reserve (subject to certain maximums).

  INCOME TAXES - The Company files a consolidated life/non-life tax return with Ameritas Life Insurance Corp. and its subsidiaries. An agreement among the members of the consolidated group provides for distribution of con-solidated tax results as if filed on a separate return basis. The current income tax expense or benefit (including effects of capital gains and losses and net operating losses) is apportioned generally on a sub-group (life/non-life) basis. As a result of deferred acquisition costs, current tax benefits are less than the statutory corporate rate of 35%.

B. FINANCIAL INSTRUMENTS:
   ----------------------

   The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate a value:

   Bonds
   For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity, and Treasury yields.

   Short-term Investments
   The carrying amount approximates fair value because of the short maturity of these instruments.

   Loans on Life Insurance Policies
   Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans. Policy loans with similar characteristics are aggregated for purposes of the calculations.

   Cash
   The carrying amounts reported in the balance sheet equals fair value.

   Accrued Investment Income
   Fair value on accrued investment income equals book value.

   Funds left on Deposit
   Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)


B.  FINANCIAL INSTRUMENTS: (Continued)

    The estimated fair values, as of December 31, 1994 and 1993, of the Company's financial instruments are as follows:


                                        1994                      1993
                            --------------------------   -----------------------

                               Carrying       Fair        Carrying      Fair
                                Amount        Value        Amount       Value
                            -------------  -----------   -----------  ----------

 Financial Assets:
    Bonds                  $     34,607   $   34,021   $    23,974   $   25,803
    Short-term investments        7,714        7,714        19,273       19,273
    Cash                            431          431         1,161        1,161
    Accrued investment income       774          774           676          676
    Loans on life insurance       1,597        1,190         1,021          905
    policies

  Financial Liabilities:

    Funds left on deposit           142          142            97           97

       These fair values do not necessarily represent the value for which the financial instrument could be sold.


C.  BONDS:
    ------

    The table below provides additional information relating to bonds held by the Company as of December 31, 1994:

                                                                           Gross           Gross
                                            Amortized        Fair       Unrealized       Unrealized         Carrying
                                              Cost           Value         Gains           Losses            Value

                                           -----------    -----------   ------------    ------------      ------------

    LONG TERM BONDS:
    Corporate-U.S.                        $   19,634    $     19,396  $       160      $      398       $     19,634
    Corporate-Foreign                          1,000           1,008            8               -              1,000

    Mortgage-Backed                            1,149           1,184           35               -              1,149
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                 12,824          12,433           47             438             12,824
                                           ----------     -----------   ------------     ------------     ------------
                                          $   34,607    $     34,021  $       250      $      836       $     34,607
                                           ==========     ===========   ============
  ============     ============

    The comparative data as of December 31, 1993 is summarized as follows:

                                                                            Gross          Gross
                                            Amortized        Fair        Unrealized      Unrealized         Carrying
                                              Cost           Value          Gains          Losses            Value
                                           -----------    -----------   ------------    ------------      ------------
    LONG TERM BONDS:
    Corporate-U.S.                        $   13,511    $     14,801   $    1,290      $         -      $     13,511

    Mortgage-Backed                            2,486           2,613          127                -             2,486

    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                  7,977           8,389          427               15             7,977
                                           -----------    ------------   -----------    ------------      ------------
                                          $   23,974    $     25,803   $    1,844      $        15      $     23,974
                                           ===========    ============   ===========    ============      ============

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)

C. BONDS: (Continued)
   ------

   The carrying value and fair value of bonds at December 31, 1994 by contractual maturity are shown below:

                                                      Fair         Carrying
                                                      Value          Value
                                                   -----------    -----------
      Due in one year or less                      $    1,512    $     1,501
      Due after one year through five years            22,306         22,655
      Due after five years through ten years            8,517          8,806
      Due after ten years                                 502            496
      Mortgage-Backed Securities                        1,184          1,149
                                                    ----------    -----------
                                                   $   34,021    $    34,607
                                                    ==========    ===========


     Investments in securities of one issuer other than United States Government and United States Government Agencies which exceed 10% of total stockholder's equity as of December 31, 1994 are as follows:


      Included in Bonds:                        Carrying
           ISSUER                                 Value
           ------                              ------------

     Legget & Platt Inc Medi um Term Notes     $    1,500
     Sears, Roebuck & Co                            1,499

      Included in Short-Term Investments:
           ISSUER
           ------
     GTE Northwest Inc Discount Note           $    1,397
     Potomac Electric Power Co Disc Note            1,499
     AT&T Corp Disc Note                            1,299
     Cargill Inc Disc Note                          1,496

     Investments in securities of one issuer other than United States Government and United States Government Agencies which exceed 10% of total stockholder's equity as of December 31, 1993 are as follows:

      Included in Bonds:                        Carrying
           ISSUER                                 Value
           ------                              ------------
     Carlisle Company                          $    1,200
     Pep Boys                                       1,198
     Sears, Roebuck & Co.                           1,498

     Included in Short-Term Investments:

           ISSUER
           ------
     American Tel & Tel                        $    1,490
     Bell South                                     1,495
     Cargill                                        1,493
     Congra                                         1,394
     Cox Enterprises                                1,492
     Kmart                                          1,495
     Nynex                                          1,494
     Pepsico                                        1,494

                    AMERITAS VARIABLE LIFE INSUANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)



D. INVESTMENT INCOME:
   ------------------
   Net investment income for the years ended December 31, 1994, 1993 and 1992 is comprised as follows:

                                                 Year Ended December 31,
                                          --------------------------------------
                                             1994         1993         1992
                                          ----------   -----------  ------------
   Bonds                                 $    2,410   $     2,384  $     1,645
   Short-term Investments                       609           529          105
    IMR Amortization                              5             1            -
    Loans on Life Insurance Policies             82            39           26
                                          ----------   -----------  ------------
                 Gross Investment Income      3,106         2,953        1,776
    Less investment expenses                     56            56           44
                                          ----------   -----------  ------------
                 Net Investment Income   $    3,050   $     2,897  $     1,732
                                          ==========   ===========  ============


E. RELATED PARTY TRANSACTIONS:
   ---------------------------
   Ameritas Life Insurance Corp. provides technical, financial and legal support to the Company under an administrative service agreement. The cost of these services to the Company for years ended December 31, 1994, 1993 and 1992 was $4,029, $1,915 and $1,285, respectively. The Company also leases office space and furniture and equipment from Ameritas Life Insurance Corp. The cost of these leases to the Company for the years ended December 31, 1994, 1993 and 1992 was $40, $54 and $48, respecitively.

   Under the terms of an investment advisory agreement, the Company paid $43, $44 and $32 for the years ended December 31, 1994, 1993 and 1992 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

   The Company entered into a reinsurance agreement (yearly renewable term) with Ameritas Life Insurance Corp. Under this agreement, Ameritas Life Insurance Corp. assumes life insurance risk in excess of the Company's $50 retention limit. The Company paid $1,333, $843 and $293 of reinsurance premiums for the years ended December 31, 1994, 1993 and 1992, respectively.

   The Company ceded premium designated for the Fixed Account of $3,840 for the year ended December 31, 1992. The reinsurance agreement on thee Fixed Account between Ameritas Life Insurance Corp. and the Company provided either party with the option to cancel the agreement when the Fixed Account reached $20 million. The two parties cancelled the agreement as of July 31, 1992. Starting July 1, 1992 all Fixed Account Activity is held and invested by the Company. The value of the Fixed Account at July 31, 1992 ($24,900) was transferred from ALIC to the Company during August, 1992 via participaiton certificates.

   The Company has entered into a guarantee agreement with Ameritas Life Insurance Corp., whereby, Ameritas Life Insurance Corp. guarantees absolutely the full, complete and absolute performance of all duties and obligations of the Company.

   The Company's products are distributed through Ameritas Investment Corp., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp. The Company received $266 and $23 for the years ended December 31, 1994 and 1993, respectively, from this affiliate to partially defray the costs of materials, prospectuses, etc.. In 1992 there were no reimbursements from this affiliate for these purposes. Policies placed by this affiliate generated commission expense of $15,223, $12,621 and $7,454 for the years ended December 31, 1994, 1993 and 1992, respectively.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)


F. SEPARATE ACCOUNTS:
   ------------------
   The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

   Amounts in the Separate Accounts are:


                                             December 31, 1994
                                         ---------------------------
                                            1994           1993
                                         -----------    ------------

   Separate Account V                  $     58,117   $      36,945
   Separate Account VA-2                    404,769         288,143
                                         -----------    ------------
                                       $    462,886   $     325,088
                                         ===========    ============


   The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund and Dreyfus Stock Index Fund. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

   The Variable Insurance Products Fund and the Variable Insurance Products
   Fund II are managed by Fidelity Management and Research Company. Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has two portfolios: the Investment Grade Bond Portfolio and the Asset Manager Portfolio. The Alger American Fund is managed by Fred Alger Management, Inc. and has five portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17, 1993) and the Balanced Portfolio (effective June 28, 1993). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio.

   Prior to December 30, 1992 the Company offered Fidelity Management and Research Company's Zero Coupon Bond Fund and its three portfolios, Zero coupon 1993 Portfolio, Zero Coupon 1998 Portfolio and Zero Coupon 2003 Portfolio, as an investment option in Separate Account V. On December 31, 1992 Fidelity Management and Research Company liquidated and closed the Fund. All remaining shares were transferred into other portfolios pursuant to a substitution program approved by the Securities and Exchange Commission as of the close of business December 30, 1992 Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund and Dreyfus Stock Index Fund with the same portfolios as described above.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)



G. BENEFIT PLANS:
   --------------

   The Company is included in the noncontributory defined-benefit  pension  plan
   that  covers   substantially  all  full-time  employees  of  Ameritas  Life
   Insurance Corp. and its subsidiaries. Pension costs include current service costs, which are accrued and fundedon a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets of this plan are not segregated. Total Company contributions for the years ended December 31, 1994, 1993 and 1992 were $47, $51 and $32, respectively.

   The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the years ended December 31, 1994, 1993 and 1992 were $20, $22 and $21, respectively.

   The Company is also included in the postretirement benefit plans provided to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience.

   The liabilities of this plan are not segregated. Total Company contributions for the years ended December 31, 1994 and 1993 were $7 and $2, respectively. In 1992 there was no cost charged for postretirement benefits.

H. PLAN FOR MERGER:
   ----------------

   In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                   BALANCE SHEET
                                          (Columnar amounts in thousands)

                                                    (Unaudited)

                                                                                                June 30, 1995
                                                                                               ---------------
                ASSETS
                ------

     Investments:
     Bonds                                                                                  $          36,163
     Short-term investments                                                                            12,406
     Loans on life insurance policies                                                                   2,059
                                                                                                -------------

          Total investments                                                                            50,628

     Cash                                                                                                 774
     Accrued investment income                                                                            713
     Other assets                                                                                         120
     Separate Accounts                                                                                561,343
                                                                                                 ------------

                                                                                             $        613,578
                                                                                                 ============

LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------

     LIABILITIES:

     Life and annuity reserves                                                                 $       33,793
     Funds left on deposit with the company                                                               155
     Interest maintenance reserve                                                                          52
     Accounts payables - affiliates                                                                     2,273
     Income tax payable-affiliates                                                                        766
     Other liabilities                                                                                  2,054
     Asset valuation reserve                                                                              194
     Separate Accounts                                                                                561,343
                                                                                                  -----------
                                                                                                      600,630
                                                                                                  -----------


   STOCKHOLDER'S EQUITY:

     Common stock, par value $100 per share;                                                            4,000
     authorized 50,000 shares, issued and
     outstanding 40,000 shares
     Additional paid-in capital                                                                        29,700
     Deficit                                                                                          (20,752)
                                                                                                  -----------
                                                                                                       12,948
                                                                                                  -----------
                                                                                                $     613,578
                                                                                                  ===========
The accompanying notes are an integral part of these financial statements.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                             STATEMENTS OF OPERATIONS
                                                  (in thousands)

                                                    (Unaudited)





                                                                                            Six Months End
                                                                                      ----------------------------
                                                                                          1995            1994
                                                                                      -------------   ------------
INCOME:  Premium income                                                              $     66,949    $    113,836
  Less reinsurance:
     Yearly renewable term                                                                 (2,607)           (547)
                                                                                      ------------     -----------
     Net premium income                                                                    64,342         113,289
  Net investment income                                                                     1,737           1,444
  Miscellaneous insurance income                                                            2,481             580
                                                                                      -----------      ----------

                                                                                           68,560         115,313
                                                                                      -----------      ----------
EXPENSES:

  Increase (Decrease) in reserves                                                           3,215            (844)
  Benefits to policyowners                                                                 16,747           8,347
  Commissions                                                                               6,450           9,721
  General insurance expenses                                                                3,156           3,080
  Taxes, licenses and fees                                                                    645             687
  Net premium transferred to
  Separate Accounts                                                                        37,268          98,452
                                                                                        ----------       --------

                                                                                           67,481         119,443
Income/(loss) before income taxes                                                       ----------       --------
  and realized capital gains                                                                1,079          (4,130)


Income Taxes (benefit)-current                                                                720            (845)
                                                                                       ----------        ---------

Income/(loss) before realized capital gains                                                   359          (3,285)

Realized capital gains (net of tax of $11, and $11
  and $18 and $8 transfers to interest maintenance
  reserve for 1995 and 1994 , respectively)                                                     -               -
                                                                                       ----------        --------
Net income/(loss)                                                                    $        359    $     (3,285)
                                                                                       ==========
=========




The accompanying notes are an integral part of these financial statements.


                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                   STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                  FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND THE YEAR ENDED DECEMBER 31,
1994
                                           (in thousands, except shares)

                                                    (Unaudited)



                                                                    Additional
                                               Common Stock           Paid in
                                          Shares        Amount        Capital        Deficit        Total
                                      -------------   -----------  -------------  -------------  ------------

BALANCE, January 1, 1994                  40,000     $   4,000    $    23,700   $    (17,095)   $     10,605

  Decrease in non-admitted assets              -             -              -             (2)             (2)

  Transfer to asset valuation reserve          -             -              -            (63)            (63)

  Capital contribution from
    Ameritas Life Insurance Corp.              -             -          6,000              -           6,000

  Net (loss)                                   -             -               -        (3,925)         (3,925)
                                      ----------     ---------      -----------     ---------       ---------

BALANCE, December 31, 1994                40,000         4,000           29,700      (21,085)         12,615

  Increase in non-admitted assets              -             -                -            5              5

  Transfer to asset valuation reserve          -             -                -          (31)           (31)

  Net income                                   -             -                -          359             359
                                     -----------    ----------      -----------    ----------       --------

BALANCE, June 30, 1995                    40,000   $     4,000     $     29,700   $  (20,752)    $    12,948
                                     ===========    ==========      ===========
==========       ========



The accompanying notes are an integral part of these financial statements.



                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                             STATEMENTS OF CASH FLOWS
                                                  (in thousands)

                                                     Unaudited

                                                                                     Six Months Ended June 30,
                                                                                 ---------------------------------
                                                                                      1995                1994
                                                                                 -------------        ------------
OPERATING ACTIVITIES:
  Net premium income received                                                   $     64,705         $    113,254
  Miscellaneous insurance income                                                       1,033                   37
  Net investment income received                                                       1,760                1,465
  Net premium transferred to Separate Accounts                                       (36,859)             (98,118)
  Benefits paid to policyowners                                                      (16,802)              (8,143)
  Commissions                                                                         (5,230)              (9,692)
  Expenses and taxes                                                                  (4,063)              (3,782)
  Net increase in policy loans                                                          (462)                (206)

  Other operating income and disbursements                                             2,448                   76
                                                                                 ------------         ------------

  Net cash (used in) provided by operating activities                                  6,530               (5,109)
                                                                                 ------------         ------------

INVESTING ACTIVITIES:
  Maturity of bonds                                                                    2,501                3,402
  Purchase of Investments                                                             (3,996)              (7,216)
                                                                                 ------------         ------------

Net cash (used in) provided by investing activities                                   (1,495)              (3,814)
                                                                                 ------------         ------------


FINANCING ACTIVITIES:
  Capital Contribution                                                                     -                6,000
                                                                                 ------------         ------------

NET INCREASE (DECREASE) IN CASH AND
  SHORT TERM INVESTMENTS                                                               5,035               (2,923)

CASH AND SHORT TERM INVESTMENTS -
  BEGINNING OF PERIOD                                                                  8,145               20,430
                                                                                 ------------         ------------

CASH AND SHORT TERM INVESTMENTS -
  END OF PERIOD                                                                 $     13,180          $    17,507
                                                                                 ============
===========






The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                 (in thousands)

                                  (Unaudited)


A.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ---------------------------------------------------------------------

     Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), a mutual life insurance company. The Company began issuing variable life insurance and variable annuity policies in 1987. The variable life and variable annuity policies are not participating with respect to dividends.

     The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The Financial Accounting Standards Board
     (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

B.   BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:
     ----------------------------------------------------------------

     Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim period are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1994 and 1993.

C.   PLAN OF MERGER
     --------------

     In December, 1994 the Board of Directors for the company and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities fo the companies, had an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska. The merger was subsequently postponed until May 1, 1996.

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the cash values and death benefits of a Policy may change with the investment experience of the Fund. The tables show how the cash values and death benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 61 through 64 illustrate a Policy issued to a male, age 35, under a Preferred rate non-smoker underwriting risk classification. This policy provides for a standard smoker and non-smoker, and preferred non-smoker classification and different rates for certain specified amounts. The cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the death benefits and the cash values for uniform hypothetical rates of return shown in these tables. The tables on pages 61 and 63 are based on the current cost of insurance rates, current expense deductions and the guaranteed percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum cost of insurance rates allowable under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Since these are recent tables and are split to reflect smoking habits and sex, the current cost of insurance rates used by AVLIC are at this time equal to the guaranteed cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 62 and 64 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the death benefits, surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the daily investment advisory fee paid by each portfolio available for investment (the equivalent to an annual rate of .62% of the aggregate average daily net assets of the Fund), the other expenses incurred by the Fund (0.21%), and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks and administrative costs (which is equivalent to a charge at an annual rate of 1.20% of the average net assets of the Subaccounts) After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, correspond to approximate net annual rates of -2.03%, 3.97%, 9.97% respectively.

The Investment Advisor or other affiliates of the various funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolio's may exclude certain items) were in excess of an annual rate of 1.00% for the High Income, Contrafund and Asset Manager: Growth Portfolios, 1.50% for the Equity-Income, Growth and Overseas Portfolios, .80% for the Investment Grade Bond Portfolio, .28% for the Index 500 Portfolio, 1.25% for the Asset Manager Portfolio, 1.25% for the Alger American Income and Growth and
Alger American Balanced Portfolio; 1.50% for the Alger American Small Capitalization, Alger American Mid-Cap Growth, Alger American Leveraged AllCap, and Alger American Growth Portfolios, 1.00% for the MFS Emerging Growth, MFS Utilities, and MFS World Governments Portfolios and .40% for the Dreyfus Index Fund of daily net assets. These agreements are expected to continue in future years. As long as this reimbursement continues for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolios expense ratio and increasing its total return.

The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to the Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the death benefits and values illustrated. (See Federal Tax Matters, page 27).

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than nine transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the death benefit option, and planned periodic premium schedule requested, and any available riders requested.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Single Endowment at Age 95
Male Issue Age: 35                                  Non-Smoker                                        Standard
Underwriting Class
                                        MINIMUM FIRST YEAR PREMIUM: $10,000
                                         INITIAL SPECIFIED AMOUNT: $55,593
                                              DEATH BENEFIT OPTION: A

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                               Cash Value Less Any
                                            Cash Surrender Charge (1)(2)                      Death Benefit (1)(2)
                                     -----------------------------------------    -----------------------------------------
                  Premiums                 Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End Of        Accumulated            Annual Investment Rate of Return Of:          Annual Investment Rate of Return Of:
  Policy       At 5% Interest          0% Gross      6% Gross     12% Gross        0% Gross     6% Gross    12% Gross
  Year            Per Year           (-2.03% net)   (3.97% net)  ( 9.97% net)     (-2.03% net)  (3.97% net) (9.97% net)
---------     -----------------      -----------------------------------------    -----------------------------------------
    1              10500                 8820          9418         10016             55593        55593         55593
    2              11025                 8542          9746         11023             55593        55593         55593
    3              11576                 8264         10083         12127             55593        55593         55593
    4              12155                 8036         10479         13387             55593        55593         55593
    5              12762                 7906         10982         14865             55593        55593         55593
    6              13400                 7825         11544         16523             55593        55593         55593
    7              14071                 7840         12213         18422             55593        55593         55593
    8              14774                 7752         12789         20378             55593        55593         55593
    9              15513                 7458         13173         22307             55593        55593         55593
   10              16288                 7160         13564         24427             55593        55593         55593

   15              20789                 5545         15601         38564             55593        55593         73658
   20              26532                 3571         17698         60897             55593        55593         95608

  Ages

   60              33863                  925         19680         96409             55593        55593        129188
   65              43219                    0*        21570        153167                 0*       55593        186864
   70              55160                    0*        22735        243423                 0*       55593        282371
   75              70399                    0*        21902        388048                 0*       55593        415211


* In the absence of an additional premium, the Policy would lapse.

1) Assumes a minimum first year premium of $10,000 is paid at issue with no additional premium payment.
Values would  be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.  Should a policy lapse with loans  outstanding the portion of the loans attributable to earnings will become taxable.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL  DEPEND ON  A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING INTEREST  RATES AND
RATES OF INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM  THOSE SHOWN IF THE ACTUAL  RATES OF
RETURN  AVERAGED 0%, 6%, AND 12% OVER A PERIOD  OF  YEARS,  BUT  ALSO FLUCTUATED  ABOVE  OR BELOW  THOSE  AVERAGES  FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE  BY  AVLIC  OR THE FUNDS THAT THESE  HYPOTHETICAL  RATES OF RETURN CAN BE  ACHIEVED
FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Single Endowment at Age 95
Male Issue Age: 35                                  Non-Smoker                                        Standard
Underwriting Class

                                        MINIMUM FIRST YEAR PREMIUM: $10,000
                                         INITIAL SPECIFIED AMOUNT: $55,593
                                              DEATH BENEFIT OPTION: A

                                 USING GUARANTEED SCHEDULE OF COST OF INSURANCE RATES

                                               Cash Value Less Any
                                            Cash Surrender Charge (1)(2)                      Death Benefit (1)(2)
                                     -----------------------------------------    -----------------------------------------
                  Premiums                 Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End Of        Accumulated            Annual Investment Rate of Return Of:          Annual Investment Rate of Return Of:
  Policy       At 5% Interest          0% Gross      6% Gross     12% Gross        0% Gross     6% Gross     12% Gross
  Year            Per Year           (-2.03% net)   (3.97% net)  ( 9.97% net)     (-2.03% net)  (3.97% net)  (9.97% net)
---------     -----------------      -----------------------------------------    -----------------------------------------
    1              10500                 8570          9168          9766             55593        55593         55593
    2              11025                 8392          9596         10873             55593        55593         55593
    3              11576                 8214         10033         12077             55593        55593         55593
    4              12155                 8036         10479         13387             55593        55593         55593
    5              12762                 7906         10982         14865             55593        55593         55593
    6              13400                 7825         11544         16523             55593        55593         55593
    7              14071                 7840         12213         18422             55593        55593         55593
    8              14774                 7752         12789         20378             55593        55593         55593
    9              15513                 7458         13173         22307             55593        55593         55593
   10              16288                 7160         13564         24427             55593        55593         55593

   15              20789                 5545         15601         38564             55593        55593         55593
   20              26532                 3560         17690         60890             55593        55593         95598

  Ages

   60              33863                  773         19557         96307             55593        55593        129051
   65              43219                    0*        20737        152489                 0*       55593        186037
   70              55160                    0*        20207        241263                 0*       55593        279865
   75              70399                    0*        15719        383309                 0*       55593        410141


* In the absence of an additional premium, the Policy would lapse.

1)  Assumes a minimum first year premium  of $10,000 is paid at issue with no additional premium payment.
Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes  that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans  attributable to earnings will become taxable.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND  WILL  DEPEND  ON  A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING INTEREST RATES AND
RATES OF INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM  THOSE SHOWN  IF THE ACTUAL  RATES OF
RETURN  AVERAGED 0%, 6%, AND 12% OVER  A PERIOD  OF  YEARS,  BUT  ALSO  FLUCTUATED  ABOVE  OR BELOW  THOSE  AVERAGES  FOR INDIVIDUAL
CONTRACT YEARS. NO  REPRESENTATIONS  CAN  BE MADE BY AVLIC OR THE FUNDS THAT THESE  HYPOTHETICAL  RATES OF  RETURN CAN BE  ACHIEVED
FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Single Endowment at Age 95
Male Issue Age: 35                                  Non-Smoker                                        Standard
Underwriting Class


                                        MINIMUM FIRST YEAR PREMIUM: $10,000
                                         INITIAL SPECIFIED AMOUNT: $55,593
                                              DEATH BENEFIT OPTION: B

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                               Cash Value Less Any
                                            Cash Surrender Charge (1)(2)                      Death Benefit (1)(2)
                                     -----------------------------------------    -----------------------------------------
                  Premiums                 Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End Of        Accumulated            Annual Investment Rate of Return Of:          Annual Investment Rate of Return Of:
  Policy       At 5% Interest          0% Gross      6% Gross     12% Gross        0% Gross     6% Gross    12% Gross
  Year            Per Year           (-2.03% net)   (3.97% net)  ( 9.97% net)     (-2.03% net)  (3.97% net) (9.97% net)
---------     -----------------      -----------------------------------------    -----------------------------------------

    1              10500                 8803          9401          9999             65296        65894         66492
    2              11025                 8509          9710         10983             65002        66203         67476
    3              11576                 8214         10025         12059             64707        66518         68552
    4              12155                 7969         10395         13286             64412        66839         69729
    5              12762                 7821         10871         14722             64115        67164         71015
    6              13400                 7722         11401         16327             63815        67494         72421
    7              14071                 7719         12034         18163             63512        67827         73956
    8              14774                 7612         12570         20042             63205        68163         75635
    9              15513                 7300         12907         21876             62893        68500         77469
   10              16288                 6982         13246         23881             62575        68839         79474

   15              20789                 5263         14905         37071             60857        70499         92664
   20              26532                 3184         16319         57635             58777        71912        113228

  Ages

   60              33863                  469         17081         89717             56062        72674        145310
   65              43219                    0*        17031        140384                 0*       72624        195977
   70              55160                    0*        14876        220059                 0*       70469        275652
   75              70399                    0*         8340        345295                 0*       63933        400888



* In the absence of an additional premium, the Policy would lapse.

1)  Assumes a minimum first year premium  of $10,000 is paid at issue with no additional premium payment.
Values would be different if premiums are paid with a different frequency or in different amounts.

2)  Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.  Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.


THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND  ON  A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING  INTEREST RATES AND
RATES OF INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE  SHOWN  IF THE ACTUAL  RATES OF
RETURN  AVERAGED 0%, 6%, AND 12% OVER A PERIOD  OF  YEARS,  BUT  ALSO FLUCTUATED  ABOVE  OR BELOW  THOSE  AVERAGES  FOR  INDIVIDUAL
CONTRACT YEARS. NO  REPRESENTATIONS  CAN  BE MADE BY AVLIC OR THE FUNDS THAT THESE  HYPOTHETICAL  RATES OF  RETURN CAN BE  ACHIEVED
FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Single Endowment at Age 95
Male Issue Age: 35                                  Non-Smoker                                        Standard
Underwriting Class


                                        MINIMUM FIRST YEAR PREMIUM: $10,000
                                         INITIAL SPECIFIED AMOUNT: $55,593
                                              DEATH BENEFIT OPTION: B

                                 USING GUARANTEED SCHEDULE OF COST OF INSURANCE RATES

                                               Cash Value Less Any
                                            Cash Surrender Charge (1)(2)                      Death Benefit (1)(2)
                                     -----------------------------------------    -----------------------------------------
                  Premiums                 Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End Of        Accumulated            Annual Investment Rate of Return Of:          Annual Investment Rate of Return Of:
  Policy       At 5% Interest          0% Gross      6% Gross     12% Gross        0% Gross     6% Gross    12% Gross
  Year            Per Year           (-2.03% net)   (3.97% net)  ( 9.97% net)     (-2.03% net)  (3.97% net)  (9.97% net)
---------     -----------------      -----------------------------------------    -----------------------------------------

    1              10500                 8553         9151           9749            65296        65894          66492
    2              11025                 8359         9560          10833            65002        66203          67476
    3              11576                 8164         9975          12009            64707        66518          68552
    4              12155                 7969        10395          13286            64412        66839          69729
    5              12762                 7821        10871          14722            64115        67164          71015
    6              13400                 7722        11401          16327            63815        67494          72421
    7              14071                 7719        12034          18163            63512        67827          73956
    8              14774                 7612        12570          20042            63205        68163          75635
    9              15513                 7300        12907          21876            62893        68500          77469
   10              16288                 6982        13246          23881            62575        68839          79474

   15              20789                 5263        14905          37071            60857        70499          92664
   20              26532                 3172        16307          57623            58766        71900         113216

  Ages

   60              33863                  313        16901          89519            55906        72494         145112
   65              43219                    0*       15766         138991                0*       71359         194584
   70              55160                    0*       11154         215652                0*       66747         271245
   75              70399                    0*         112         334852                0*       55705         390445


* In the absence of an additional premium, the Policy would lapse.

1)  Assumes a minimum first year premium  of $10,000 is paid at issue with no additional premium payment.
Values would be different if premiums are paid with a different frequency or in different amounts.

2)  Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.  Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING  INTEREST  RATES  AND
RATES OF INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM  THOSE  SHOWN IF THE ACTUAL  RATES OF
RETURN  AVERAGED 0%, 6%, AND 12% OVER A PERIOD  OF  YEARS,  BUT  ALSO FLUCTUATED  ABOVE  OR  BELOW  THOSE  AVERAGES  FOR INDIVIDUAL
CONTRACT YEARS. NO  REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE  HYPOTHETICAL  RATES  OF  RETURN  CAN BE  ACHIEVED
FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

LONG TERM MARKET TRENDS

The information below covering the period of 1926-1994 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past and may experience in the future. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1994. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 69-year period: investments of one dollar would have grown to $810.54 and $2,842.77 respectively, by year-end 1994. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $25.86.

The lowest risk strategy over the past 69 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1994 period.

(OMITTED GRAPH ILLUSTRATES LONG TERM MARKET TRENDS AS DESCRIBED IN THE NARRATIVE ABOVE.)






















                      Year End 1925 = $1.00
                      Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook
                     (C)Ibbotson Associates, Chicago. All Rights Reserved.

APPENDIX C

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.


PERCENT CHANGE OF
STANDARD & POOR'S 500 INDEX

                           %
             Year        Change
----------------------------------
 1           1970         3.93
 2           1971        14.56              (OMITTED GRAPH DEPICTS THE ACTIVITY
 3           1972        18.90              OF THE S&P 500 INDEX FOR THE YEARS
 4           1973       -14.77              1970-1994.)
 5           1974       -26.39
 6           1975        37.16
 7           1976        23.57
 8           1977        -7.42
 9           1978         6.38
10           1979        18.20
11           1980        32.27
12           1981        -5.01
13           1982        21.44
14           1983        22.38
15           1984         6.10
16           1985        31.57
17           1986        18.56
18           1987         5.10
19           1988        16.61
20           1989        31.69
21           1990        -3.14
22           1991        30.45
23           1992         7.61
24           1993        10.08
25           1994        -1.32


THE CHART ASSUMES THE RETURN  EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR
THE LAST 25 YEARS.  FUTURE  RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS,  INCLUDING  THE  INVESTMENT  ALLOCATIONS
MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY  INDICATIVE OF
FUTURE PERFORMANCE.